Investor Reference Book Post Q3 2018 Earnings Release Last Updated January 7, 2019 HealthSouth is a leading provider of post-acute healthcare services, offering both facility-based and home-based post-acute services in 34 states and Puerto Rico through its network of inpatient rehabilitation hospitals, home health agencies, and hospice agencies.

Forward-Looking Statements The information contained in this Investor Reference Book includes certain estimates, projections and other forward- looking information that reflect Encompass Health’s current outlook, views and plans with respect to future events, including legislative and regulatory developments, strategy, capital expenditures, acquisition and other development activities, cyber security, dividend strategies, repurchases of securities, effective tax rates, financial performance, financial assumptions, business model, balance sheet and cash flow plans, disintermediation, and shareholder value- enhancing transactions. These estimates, projections and other forward-looking information are based on assumptions the Company believes, as of the date hereof, are reasonable. Inevitably, there will be differences between such estimates and actual events or results, and those differences may be material. There can be no assurance any estimates, projections or forward-looking information will be realized. All such estimates, projections and forward-looking information speak only as of the date hereof. Encompass Health undertakes no duty to publicly update or revise the information contained herein. You are cautioned not to place undue reliance on the estimates, projections and other forward-looking information in this Investor Reference Book as they are based on current expectations and general assumptions and are subject to various risks, uncertainties and other factors, including those set forth in the Form 10-K for the year ended December 31, 2017, the Form 10-Q for the quarters ended March 31, 2018, June 30, 2018, and September 30, 2018, and in other documents Encompass Health previously filed with the SEC, many of which are beyond Encompass Health’s control, that may cause actual events or results to differ materially from the views, beliefs, and estimates expressed herein. Note Regarding Presentation of Non-GAAP Financial Measures The following Investor Reference Book includes certain “non-GAAP financial measures” as defined in Regulation G under the Securities Exchange Act of 1934, including Adjusted EBITDA, leverage ratios, adjusted earnings per share, and adjusted free cash flow. Schedules are attached that reconcile the non-GAAP financial measures included in the following Investor Reference Book to the most directly comparable financial measures calculated and presented in accordance with Generally Accepted Accounting Principles in the United States. The Company’s Form 8-K, dated January 7, 2019, to which the following Investor Reference Book is attached as Exhibit 99.2, provides further explanation and disclosure regarding Encompass Health’s use of non-GAAP financial measures and should be read in conjunction with this Investor Reference Book. Encompass Health 2

Table of Contents Company Overview . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 4-17 Investment Thesis and Strategy . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 18-25 Business Outlook, Including Guidance . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 26-46 Growth . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 47-58 Alternative Payment Models . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 59-63 Capital Structure . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 64-69 Information Technology. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 70-73 Operational Metrics . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 74-79 Industry Structure . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 80-92 Segment Operating Results . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 93-98 Reconciliations to GAAP and Share Information . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 99-110 End Notes. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 111-115 Encompass Health 3

Company Overview Encompass Health is a leading provider of inpatient rehabilitation and home-based care committed to delivering high-quality, cost-effective, integrated care across the post-acute continuum. Encompass Health 4

Encompass Health A Leading Provider of Inpatient Rehabilitation and Home-Based Care Market Overlap - 12/31/18 81 of EHC’s IRFs have an EHC home health location within the service area.* Portfolio - 12/31/18 Inpatient Rehabilitation Hospitals (“IRFs”) Home Health Locations Hospice Locations 5 Future IRFs** 36 States and Puerto Rico ~40,400 Employees Inpatient Rehabilitation - 12/31/18 Home Health and Hospice - 12/31/18 130 IRFs (45 are Joint Ventures) 220 Home Health Locations 32 States and Puerto Rico Largest Owner and 58 Hospice Locations ~30,100 Employees Operator of IRFs 30 States 22% of Licensed Beds† ~10,300 Employees 30% of Medicare Patients Served† 4th Largest Provider of Key Statistics - Trailing 4 Quarters (09/30/18) Key Statistics - Trailing 4 Quarters (09/30/18) Medicare-Certified Skilled 134,011 Home Health Admissions Home Health Services 178,258 Inpatient Discharges 6,799 Hospice Admissions ~$3.3 Billion in Revenue ~$887 Million in Revenue † * Excluding markets that have home health licensure barriers ** Previously announced under development Based on 2017 data Encompass Health Note: One of the 130 IRFs and two of the 220 home health locations are nonconsolidated. 5 These locations are accounted for using the equity method of accounting.

Company Overview Inpatient Rehabilitation Inpatient Rehabilitation 114 of the Company’s IRFs hold one or more disease-specific certifications from The Joint Commission’s Disease-Specific Hospitals Care Certification Program.(1) Major Services • Rehabilitation Physicians: manage and treat medical conditions and oversee rehabilitation program • Rehabilitation Nurses: provide personal care and oversee treatment plan for patients • Physical Therapists: address physical function, mobility, strength, balance, and safety • Occupational Therapists: promote independence through Activities of Daily Living (“ADLs”) • Speech-Language Therapists: address speech/voice functions, swallowing, memory/cognition, and language/communication • Case Managers: coordinate care plan with physician, Care Transition Coordinators, caregivers and family • Post-Discharge Services: outpatient therapy and home health Encompass Health Refer to pages 111-115 for end notes. 6

Company Overview Home Health and Hospice The Company offers evidence-based specialty programs Home Health Agencies related to: Post-Operative Care, Fall Prevention, Chronic Disease Management, and Transitional Care. Major Services • Skilled Nurses: comprehensively assess, teach, train, and manage care related to injury or illness • Home Health Aides: provide personal care and assistance with Activities of Daily Living (“ADLs”) • Physical Therapists: address physical function, mobility, strength, balance, and safety • Occupational Therapists: promote independence through training on self-management of ADLs • Speech-Language Therapists: address speech/voice functions, swallowing, memory/cognition, and language/communication • Medical Social Workers: provide assessment of social and emotional factors; assist with obtaining community resources Hospice: provides services to terminally ill patients and their families to address patients’ physical needs, including pain control and symptom management, and also provides emotional and spiritual support. Encompass Health 7

IRF Patient Mix Home Health Patient Mix Referral Sources: Referral Sources: Acute Care Hospitals – 91% Acute Care Hospitals – 35% Physician Offices / Community – 7% Physician Offices / Community – 38% Skilled Nursing Facilities – 2% IRFs / LTCHs / SNFs – 27% Rehabilitation Impairment Category* YTD-18 2017 Demographics of all Medicare Home Health Users**: RIC 01 Stroke 18.0% 18.0% 100 RIC 02/03 Brain dysfunction 10.2% 10.1% 90 RIC 04/05 Spinal cord dysfunction 3.9% 4.0% 80 e 70 RIC 06 Neurological conditions 21.0% 21.6% g a t 60 RIC 07 Fracture of lower extremity 7.7% 7.9% n e c 50 RIC 08 Replacement of lower extremity joint 3.9% 4.1% r 85.9% e RIC 09 Other orthopedic 9.0% 9.3% P 40 RIC 10/11 Amputation 2.6% 2.6% 30 36.4% 32.9% RIC 14 Cardiac 4.4% 4.3% 20 24.5% RIC 17/18 Major multiple trauma 5.2% 5.3% 10 RIC 20 Other disabling impairments 11.2% 10.0% Age 85+ Lives Has 2 or Has 3 or alone more ADL more chronic — All other RICs 2.9% 2.8% limitations conditions Average Age of the Company’s IRF Patients: Average Age of the Company’s Home Health Patients: All Patients = 71 Medicare FFS = 76 All Patients = 76 Medicare FFS = 77 Admission to an IRF: Admission to home health: • Physicians and acute care hospital case managers are key • For Medicare, a patient must be confined to the home and need decision makers. skilled services. • All IRF patients must meet reasonable and necessary criteria • The patient must be under the care of a physician and receive and must be admitted by a physician. services under a home health plan of care established and • All IRF patients must be medically stable and have potential to periodically reviewed by a physician. tolerate three hours of therapy per day (minimum). • Medicare also requires a face-to-face encounter related to the • IRF patients receive 24-hour, 7 days a week nursing care. primary reason the patient requires home health services with a • Average length of stay = 12.7 days physician or an allowed non-physician practitioner. * Rehabilitation Impairment Categories (RICs) represent how the Company admitted the patient; BPCI (pages 61-62) Encompass Health uses Diagnostic-Related Groups (DRGs) which represent how the acute care hospital discharged the patient. 8 ** Source: Avalere Health and Alliance for Home Health Quality and Innovation Home Health Chart Book 2018

High-Quality Care IRF Quality Home Health Quality Discharge to Community 3.8 79.4% 79.9% Percent of cases 78.7% discharged to Quality of Care 76.8% 75.7% 76.0% the community, Star Ratings(3) including home 3.3 95% of our home health agencies or home with home health. are 3 Stars or higher; Higher is better. 55% are 4 Stars or higher 2016 2017 YTD-18 Discharge to Skilled Nursing Percent of Patient Satisfaction 13.1% 12.7% 3.5 3.5 12.3% patients Star Ratings(3) 10.1% discharged to a 9.3% 9.1% 90% of our home health agencies skilled nursing are 3 Stars or higher; facility. Lower is better. 53% are 4 Stars or higher 2016 2017 YTD-18 Discharge to Acute Hospital 150 bps better Percent of 17.2% 30-Day patients 10.7% 10.7% Readmission Rate* 10.4% 10.4% 10.4% discharged to an 10.2% acute care 15.7% Percent of patients hospital. readmitted to an acute care Lower is better. hospital. Lower is better. 2016 2017 YTD-18 UDSMR(2) Encompass Health National Average Encompass Health Encompass Health Refer to pages 111-115 for end notes. 9 * Source for National Average: Avalere Health and Alliance for Home Health Quality and Innovation Home Health Chart Book 2018

Leading Position in Cost Effectiveness Inpatient Rehabilitation Avg. Est. Avg. Est. Total Avg. Total Cost Payment Medicare pays Avg. Medicare Case per per Encompass Health Beds Discharges Mix Discharge Discharge less per discharge, # per IRF per IRF(5) Index(6) for FY 2019 for FY 2019 on average, and Encompass Health(4) = 126 67 951 1.28 $13,622 $20,315 Encompass Health treats a higher Free-Standing = acuity patient. (Non-Encompass Health) 154 58 589 1.27 $18,107 $21,400 The Company differentiates itself by: Ÿ Hospital “Best Practices” clinical Units = 846 24 228 1.22 $21,483 $21,569 protocols Ÿ Supply chain efficiencies Ÿ Sophisticated management information systems Ÿ Economies of scale Total(7) 1,126 34 358 1.25 $18,388 $21,159 (8) Encompass Health The average estimated total payment per discharge, as stated, does not reflect a 2% reduction for sequestration. 10 Refer to pages 111-115 for end notes.

Low Cost Leader Home Health Average revenue per Average episode is 5.7% Average Average Revenue higher than the peer 2017 Revenue Visits per Visit Cost average due to higher Episodes per Episode† per Episode (all payors) per Visit acuity patient mix. Encompass Health 211,743 $2,998 17.9 $161 $75 Cost per visit is 7.4% lower due to market density and operational efficiency: Ÿ Public Peer Caregiver Average 283,366 $2,835 17.4* $148* $81* optimization Ÿ Optimization of HCHB Ÿ Employee culture of excellence Ÿ ~75% of visits conducted by full- Comparison to 5.7% 2.9% 8.8% (7.4)% time staff Peer Average Ÿ Daily monitoring of productivity Public peer average represents 2017 data from publicly traded home health providers. * Kindred did not report visit counts in 2017. † Amounts do not reflect the impact of the new revenue recognition accounting standard discussed on page 36. Encompass Health 11

New-Store/Same-Store Growth Inpatient Rehabilitation Reliant (857 beds) 25.0 Franklin, TN (40 beds) Bryan, TX (49 beds) Broken Arrow, OK (22 beds) Shelby County, AL (34 beds) Bluffton, SC (38 beds) 20.0 Hot Springs, AR (27 beds) Pearland, TX 15.0 Gulfport, MS (33 beds) (40 beds) Westerville, OH (60 beds) Winston-Salem, NC (68 beds) 10.0 Jackson, TN Murrells Inlet, (48 beds) Modesto, CA SC (29 beds) (50 beds) 5.0 0.0 Q1 2016 Q2 2016 Q3 2016 Q4 2016 Q1 2017 Q2 2017 Q3 2017 Q4 2017 Q1 2018 Q2 2018 Q3 2018 PreliminaryQ4 2018 Discharges Q1 2016 Q2 2016 Q3 2016 Q4 2016 Q1 2017 Q2 2017 Q3 2017 Q4 2017 Q1 2018 Q2 2018 Q3 2018 Q4 2018 New Store 14.2% 11.7% 10.7% 1.3% 1.2% 1.9% 2.4% 2.0% 1.9% 1.6% 1.0% 1.7% Same Store* 2.8% 1.9% 1.9% 0.1% 1.6% 1.6% 1.4% 3.9% 4.8% 3.6% 2.0% 1.8% Total by Qtr. 17.0% 13.6% 12.6% 1.4% 2.8% 3.5% 3.8% 5.9% 6.7% 5.2% 3.0% 3.5% Total by Year 10.8% 4.0% 4.6% Same-Store Year* 1.7% 1.8% 2.8% Same-Store Year UDS** (0.6)% (0.5)% * Includes consolidated inpatient rehabilitation hospitals classified as same store during each period Encompass Health 12 ** Data provided by UDSMR

New-Store/Same-Store Growth Home Health Acquired CareSouth 70.0 (44 home health locations in 7 states) in November 2015 60.0 50.0 40.0 Acquired Camellia Healthcare (14 home health locations in 3 states) 30.0 in May 2018 20.0 10.0 0.0 Q1 2016 Q2 2016 Q3 2016 Q4 2016 Q1 2017 Q2 2017 Q3 2017 Q4 2017 Q1 2018 Q2 2018 Q3 2018 PreliminaryQ4 2018 Admissions Q1 2016 Q2 2016 Q3 2016 Q4 2016 Q1 2017 Q2 2017 Q3 2017 Q4 2017 Q1 2018 Q2 2018 Q3 2018 Q4 2018 New Store 43.5% 41.6% 35.4% 8.1% 5.7% 6.4% 6.7% 3.5% 2.5% 5.3% 5.4% 5.2% Same Store* 12.6% 11.1% 15.3% 14.0% 13.9% 13.3% 8.8% 10.1% 7.4% 5.1% 3.8% 5.4% Total by Quarter 56.1% 52.7% 50.7% 22.1% 19.6% 19.7% 15.5% 13.6% 9.9% 10.4% 9.2% 10.6% Total by Year 43.6% 17.0% 10.0% Same-Store Year* 13.7% 11.4% 5.5% u In 2016, the Company acquired or opened 10 home health locations. u In 2017, the Company acquired or opened 15 home health locations. u In 2018, the Company acquired or opened 23 home health locations. Encompass Health * Includes consolidated home health locations classified as same store during each period 13

Payors (Q3 2018) Payor Source % of Revenues Payment Methodology Prospective Payment System (“PPS”) - IRF: Paid per discharge by Case Mix Group (“CMG”) Home - Home Health: Paid per 60-day episode of care by Medicare Inpatient Home Health Resource Group Health & Rehab • An episode is paid in two installments: Hospice Segment 1) Request for Anticipated Payment Segment 2) Final bill after episode is complete Per Diem/Visit or CMG/Episodes Medicare Advantage 72.8% 85.0% - Negotiated rate - Some are “tiered” for acuity/severity Per Diem/Visit or CMG/Episodes Managed Care - Negotiated rate - Some are “tiered” for acuity/severity Medicaid Varies by state 9.1% 10.3% 9.4% 3.1% Variety of methodologies Other 3.6% 4.7% 1.7% 0.3% Encompass Health 14

Independent Research Concludes IRFs are a Better Rehabilitation Option for Stroke Patients than SNFs “Whenever possible, the American Stroke Association strongly recommends that stroke patients be treated at an inpatient rehabilitation facility rather than a skilled nursing facility. While in an inpatient rehabilitation facility, a patient participates in at least three hours of rehabilitation a day from physical therapists, occupational therapists, and speech therapists. Nurses are continuously available and doctors typically visit daily.”* “If the hospital suggests sending your loved one to a skilled nursing facility after a stroke, advocate for the patient to go to an inpatient rehabilitation facility instead…”* “The studies that have compared outcomes in hospitalized stroke patients first discharged to an IRF, a SNF, or a nursing home have generally shown that IRF patients have higher rates of return to community living and greater functional recovery, 112 of the Company’s IRFs hold The Joint whereas patients discharged to a SNF or a nursing home have higher Commission’s Disease-Specific Care rehospitalization rates and substantially poorer survival.”** Certification in Stroke Rehabilitation. * AHA/ASA press release, “Inpatient rehab recommended over nursing homes for stroke rehab,” Encompass Health issued May 4, 2016 (newsroom.heart.org) 15 ** “Guidelines for Adult Stroke Rehabilitation and Recovery,” issued May 2016 (stroke.ahajournals.org)

Strong and Sustainable Business Fundamentals • Favorable demographic trends driving increased demand • Nondiscretionary nature of many conditions treated Attractive Healthcare Sectors • Highly fragmented post-acute sectors present acquisition and joint venture opportunities • Largest provider of inpatient rehabilitation services • 4th largest provider of Medicare-certified skilled home health services • Top 25 provider of hospice services Industry Leading Positions • Consistent delivery of high-quality, cost-effective, integrated facility- based and home-based care • Enhanced utilization of technology (e.g., clinical, data management, and technology-enabled business processes) • Effective labor management Cost-Effectiveness • Efficient supply chain • Economies related to scale and market density • Portfolio of 130* IRFs as of December 31, 2018 Real Estate Ownership P 90 owned and 40 leased • Strong balance sheet and liquidity, no significant near-term maturities Financial Strength (credit agreement matures in 2022; bonds mature in 2023 and beyond) • Substantial free cash flow generation • Attractive organic growth opportunities in both segments • Flexible inpatient rehabilitation de novo and acquisition strategy Growth Opportunities • Home health and hospice platform with track record of growth through acquisitions Encompass Health * Includes one nonconsolidated entity. 16

Proven Track Record Period Adj. EBITDA % Change History Ending R We have successfully managed E MMSEA* Q1-09 Final Establishment through an economic recession, Q2-09 C Q3-09 E of IRF 60% Rule regulatory changes, sequestration, Q4-09 S Q1-10 S I Medicare Price Rollback and Medicare payment freezes/cuts. Q2-10 and 18-Month Freeze Q3-10 O Q4-10 N Q1-11 Q2-11 1st Medicare IRF Price Beginning with 2009, Q3-11 Increase Since 2007 Q4-11 Q1-12 CMS Implemented New we posted a year-over-year Q2-12 Q3-12 Coverage Criteria for increase in Adjusted EBITDA in Q4-12 IRF Admissions Q1-13 38 of the last 39 quarters Q2-13 Patient Protection and Q3-13 Affordable Care Act despite these challenges. Q4-13 Q1-14 (PPACA) of 2010 Q2-14 Signed Into Law The only exception was Q4 2014 Q3-14 when we opened four new hospitals Q4-14 Q1-15 IRF Price Increase: (three de novo; one acquired) and Q2-15 Less PPACA Adjustment Q3-15 incurred ~$6 million of start-up costs. Q4-15 Q1-16 Q2-16 Q3-16 Sequestration Began Q4-16 We will continue to adapt to the Q1-17 Q2-17 changing healthcare landscape by Q3-17 Home Health Q4-17 leveraging our position as a provider Q1-18 Rebasing Cuts Began Q2-18 of high-quality outcomes delivered Q3-18 in a cost-effective manner. -5 0 5 10 15 20 25 30 35 40 Year-over-Year Percent Change Encompass Health * Medicare, Medicaid, and State Children's Health Insurance Program Extension Act of 2007 17

Investment Thesis and Strategy Encompass Health’s ability to adapt to changes, build strategic relationships, and consistently provide high-quality, cost-effective care positions the Company for success in the evolving healthcare industry. Encompass Health 18

Investment Thesis Encompass Health is positioned to become the nation's leading provider of integrated post-acute services. The healthcare industry is evolving toward integrated delivery models and value-based care. Providers must be able to adapt to changes, build strategic relationships across the healthcare continuum, and consistently provide high-quality, cost-effective care to be successful. Demonstrated ability to adapt across economic cycles and in the face of numerous Change Agility and significant regulatory and legislative changes Joint ventures with acute-care partners comprise one-third of IRF portfolio. Formed Post-Acute Innovation Center in collaboration with Cerner Corporation to Strategic develop enhanced tools to manage patients across the continuum of care Relationships Partnered with the American Heart Association/American Stroke Association to jointly work to elevate national and local awareness that stroke is treatable and beatable through rehabilitation and community support Quality of Outcomes in both operating segments exceed national industry standards. Patient Outcomes Cost Treatment of more medically complex patients at lower average costs than other post-acute providers through superior clinical protocols, economies of scale, and Effectiveness technology-enabled business processes Both of the Company's segments benefit from favorable demographic trends and the Growth nondiscretionary nature of many conditions treated. Encompass Health 19

Strategy The Company’s strategy is to expand its network of inpatient rehabilitation hospitals and home health and hospice locations, further strengthen its relationships with healthcare systems, provider networks, and payors in order to connect patient care across the healthcare continuum, and to deliver superior outcomes. Elements of Strategy Clinical Expertise Financial Advanced Sustained Post-Acute and High-Quality Resources Technology Growth Solutions Outcomes Encompass Health 20

Elements of Strategy Institutional programs and advanced treatment protocols connect care and allow seamless transition of patients across the healthcare continuum Clinical Leverage technology to strengthen clinical data analytics Expertise and Integration of care transition coordinators High-Quality Outcomes 114 Encompass Health inpatient rehabilitation hospitals hold one or more disease- specific certifications, including 112 with stroke-specific certifications Outcomes in both operating segments exceed national industry standards (see page 9) Financial Strong, well-capitalized balance sheet Resources Free cash flow funds growth and shareholder distributions Proprietary rehabilitation-specific clinical information system (known as "ACE-IT") Advanced Technology Proprietary management reporting system (known as "Beacon") Optimization of Homecare Homebase Highly fragmented sectors present acquisition and joint venture growth opportunities Sustained Technology-facilitated and data-driven sales processes Growth Barriers to entry include capital investments, clinical expertise, regulatory compliance, and Certificate of Need (“CON”) requirements Predictive analytics used to enhance patient outcomes (e.g., ReACT; Sepsis Alert) Post-Acute Solutions Ongoing innovation with initiatives such as the Post-Acute Innovation Center Active participant in various alternative payment models Encompass Health 21

The Healthcare Landscape is Changing. Current Post-Acute Providers Future Post-Acute Providers • Medicare payments/regulations are site • Medicare payments/regulations will be specific (e.g., 60% Rule, 3-Hour Rule, outcome focused. “preponderance” of one-to-one therapy). • Many existing regulations will become • Integrated Delivery unnecessary. Payment Models Long-Term Acute Care Hospitals • Value-Based Facility-Based Post Acute Services Payments • Full range: low acuity à high acuity • 24/7 nursing coverage Inpatient Rehabilitation Hospitals • Site Neutrality • Eliminates payment silos Skilled Nursing Facilities Home-Based Post-Acute Services • More care in the home (lowest cost setting) • Ability to care for high-acuity patients with Home Health multiple chronic conditions ▪ The healthcare industry is moving toward integrated delivery payment models, value-based purchasing, and site neutrality. ▪ To succeed, providers must adapt to changes in the regulatory and operating environments, build strategic relationships across the healthcare continuum, and consistently provide high-quality care at a cost-effective price. Encompass Health 22

The Company is Well-Positioned for the Progression Towards Site Neutrality as It Will be Able to Treat All Types of Post-Acute Patients by Leveraging Its Operational Expertise Across Its Network of Facility-Based and Home-Based Assets. The Company’s IRFs have the physical construct, clinical staffing, and operating expertise to “pivot from the center” to address the full spectrum of inpatient post-acute needs in a site neutral environment. LTACs IRFs SNFs Always Available Sometimes Available Seldom Available Therapy Therapy Therapy Present Gym & Gym & Gym & Training Training Training Home Health Systems for Systems for Systems for All PAC All PAC All PAC Patients Patients Patients Staff Trained Staff Trained Staff Trained for All Acuity for All Acuity for All Acuity Progression to Site Neutrality Higher acuity patients will Post-Acute Inpatient Hospitals transition from post-acute inpatient hospitals to home health. Lower acuity Future Post-Acute Inpatient Spectrum patients will go directly to home health. Higher Acuity Lower Acuity Encompass Health 23

Clinical Collaboration - Overlap Markets* Inpatient Rehabilitation–Home Health Clinical Collaboration (All Payors) 28.7% 34.3% Collaboration Rate Collaboration Rate u The objectives of clinical collaboration are to improve patient experience and outcomes and to reduce the 4,395 total cost of care across a post-acute episode. 5,323 Ÿ Coordination between our IRFs and home health teams is resulting in lower discharges to skilled nursing facilities, higher discharges to home, and improved patient satisfaction. u As of December 31, 2018, Encompass Health had 81 overlap markets* as compared to 76 overlap markets at December 31, 2017. 10,917 u The clinical collaboration rate with Encompass 10,212 Health’s inpatient rehabilitation hospitals increased by 560 basis points in Q3 2018 compared to Q3 2017. u The clinical collaboration rate objective is 35% to 40% in the near term. Q3 2017 Q3 2018 EHC Home Health Encompass Health IRF Discharges to: Non-EHC Home Health * Overlap markets have an Encompass Health IRF and an Encompass Health home health location within an Encompass Health approximate 30-mile radius, excluding markets that have home health licensure barriers. Home health 24 locations in overlap markets are open for 12 months before inclusion in the clinical collaboration rate.

Clinical Collaboration - All Markets To continue building its clinical collaboration platform, the Company will: • focus on increasing its number of new overlap markets and building density in current overlap markets and • use Care Transition Coordinators and TeamWorks best practices to enhance patient awareness and understanding of the value in clinical collaboration. Priorities 24% Requires acquisition ~98,900 to be actionable; EHC IRF pipeline prioritization underway discharges Non-Medicare 10% referred to FFS Discharges home health 4% Discharges in Clinical in 2017 EHC's current markets where Discharges collaboration clinical a JV acute care returning to a activities collaboration partner owns a non-EHC home 26% underway focus is on the health agency ~58% home health Medicare agency outside that referred of total beneficiary of the EHC JV the patient to EHC IRF Discharges in population. an EHC IRF markets where discharges 17% EHC operates an IRF but not a home health Discharges to a agency non-EHC home 19% health agency in an EHC overlap market Discharges to an EHC home health agency Encompass Health 25

Business Outlook, Including Guidance (as of January 7, 2019) Encompass Health 26

2018 Highlights GROWTH u Opened or acquired 4 new IRFs (including 2 joint ventures) Ÿ 5 IRF projects underway as of December 31, 2018 u Expanded existing IRFs by 26 beds u Acquired or opened 23 home health locations and 22 hospice locations OPERATIONAL INITIATIVES u Completed rebranding and name change (see page 40) u Enhanced our use of predictive data analytics Ÿ Deployed rehabilitation-specific readmission model across all of our hospitals Ÿ Began production of 90-day post-acute readmission model that applies to all patients and settings u Increased clinical collaboration between the Company’s IRFs and home health locations Ÿ Increased the number of overlap markets to 81 (from 76 as of 12/31/17) Ÿ Increased the clinical collaboration rate to an estimated 34.9% (a 320 bps increase over Q4 2017) u Piloted post-acute solutions Ÿ Actively using care management tools at our hospitals in Tyler, TX and Petersburg, VA Ÿ Began utilizing care navigators to follow a patient throughout an episode of care CAPITAL STRUCTURE u Maintained flexible balance sheet Ÿ Reduced leverage below 3.0x u Continued shareholder distributions Ÿ Paid ~$101 million in cash dividends Ÿ Raised quarterly cash dividend per common share for the fifth straight year (from $0.25 to $0.27) Encompass Health 27

Priorities for 2019 GROWTH u Expand portfolio of inpatient rehabilitation hospitals Ÿ Demographic trends driving increased demand for inpatient rehabilitation services Ÿ IRFs are best positioned to expand service offering in the progression towards site neutrality (see page 23) Ÿ Joint venture or wholly owned opportunities based on market-specific dynamics Ÿ Increase capacity at existing IRFs via bed additions u Expand portfolio of home health and hospice locations Ÿ Demographic trends driving increased demand for skilled home health services and in-home hospice services Ÿ Home health benefiting from SNF disintermediation Ÿ Continue emphasis on: ü Increasing overlap with the Company’s inpatient rehabilitation hospitals ü Increasing market density via acquisitions in existing and contiguous home health markets Ÿ Continue to build scale in hospice service line OPERATIONAL INITIATIVES CAPITAL STRUCTURE Encompass Health 28

Priorities for 2019 GROWTH OPERATIONAL INITIATIVES u Continue to increase clinical collaboration - see page 24 and 25 u Build stroke market share - see page 30 u Continue to develop and implement post-acute solutions - see page 31 u Prepare for transition to IRF CARE Tool payment system - see page 32 u Prepare for implementation of home health: Ÿ Patient-Driven Groupings Model (“PDGM”) - see page 33 Ÿ Review Choice Demonstration (“RCD”) - see page 34 CAPITAL STRUCTURE u Maintain real estate ownership and balance sheet flexibility u Consider opportunistic refinancings u Continue to augment returns from investments in operations with shareholder distributions Encompass Health 29

Building Stroke Market Share Leveraging our: • strategic partnership with the AHA/ASA • clinical collaboration • joint commission certifications ~800,000 Strokes ~130,000 per year Deaths from stroke in the U.S. 112 EHC IRFs hold stroke-specific ~31,000 certifications. Strokes treated in EHC IRFs Continue to increase market ~639,000 EHC’s 3-year stroke share by focusing on IRF- strokes CAGR is ~6%. eligible stroke patients going to SNFs and non-EHC IRFs Stroke cases account for ~1/3 of EHC’s Medicare Advantage volume. Encompass Health Source: http://www.strokeassociation.org/STROKEORG/AboutStroke/Impact-of-Stroke-Stroke-statistics_UCM_310728_Article.jsp# 30

Post-Acute Solutions Our post-acute solutions will leverage our clinical expertise, large post-acute datasets, EMR technologies, and strategic partnerships to drive improved patient outcomes and lower cost of care across the entire post-acute episode. 2018 2019 Ÿ Modified and implemented Cerner’s Ÿ Refine 90-day post-acute readmission HealtheCare module; created a prediction model; deploy to additional longitudinal patient record to manage EHC hospitals patients across the post-acute Ÿ continuum Design and implement post-acute care clinical decision support tools – piloting in Tyler, Texas Ÿ Design and implement quality reporting Ÿ tool for building preferred provider Deployed ReAct in all of our hospitals networks Ÿ Developed 90-day post-acute Ÿ Create a provider hub to automate readmission prediction model market analysis tools for quality – piloting in Tyler, Texas and reporting across episodes Petersburg, Virginia Ÿ Use Medalogix for home health care Ÿ plan optimization and to reduce Began utilizing care navigators to follow emergency room visits and hospital a patient throughout an episode of care readmissions Encompass Health 31

Inpatient Rehabilitation: Transition to CARE Tool Payment System Background Elimination of FIM™ Functional Assessment items from IRF-PPS Ÿ Effective October 1, 2019, CMS will replace the FIM™ functional assessment measures with the CARE Tool measures for reporting and payment purposes. Ÿ This change will require CMS to make substantial changes to the CMGs, relative weights and average length of stay values for the IRF-PPS, likely impacting Medicare revenue per discharge for certain cases. Transition to CARE Tool payment system Ÿ Provide feedback to CMS on potential effects of care assessment measures on CMGs, relative weights and average length of stay Ÿ Continue education of hospital staff on CARE Tool utilization, including documentation requirements Ÿ Monitor FIMTM assessment to CARE Tool assessment comparative measures to ensure consistent representation of patients’ functional status Encompass Health 32

Home Health: Patient Driven Groupings Model (“PDGM”) Background Move to the Patient-Driven Groupings Model • Effective January 1, 2020, PDGM will: - move from 60-day episodes for payment to 30-day payment periods; - rely more heavily on clinical characteristics; and - eliminate therapy service use thresholds in case-mix adjustments. • To achieve budget neutrality, CMS assumed behavioral changes will offset a 6.4% reduction in the base rate. Home Health PDGM Preparation Strategies Ÿ Pursue legislative avenues to require CMS to use observed (vs. assumed) behavior changes to achieve budget neutrality Ÿ Provide feedback to CMS on magnitude and timing of assumed behavioral changes. Ÿ Ensure productivity levels are realized for full-time staff Ÿ Optimize acuity-scaled care planning Ÿ Maximize the economies generated by scale and density Ÿ Utilize technology to drive incremental efficiencies Encompass Health 33

Home Health: Review Choice Demonstration (“RCD”)* State Start Date Company Overview Locations Following the pause of the Pre-Claim Review Illinois To be determined 3 Demonstration (“PCRD”) on April 1, 2017, CMS worked Ohio To be determined 1 to revise PCRD to offer more flexibility and choice for North Carolina To be determined 6 providers. The proposed RCD will give providers in the Florida To be determined 17 demonstration states an initial choice of three options. Texas To be determined 52 Three options Preparation 1. 100% pre-claim review 2. 100% postpayment review • Reviewed all documentation 3. Minimal postpayment review with a 25% payment requirements reduction for all Medicare home health services • Implemented system features to make If a provider chooses 100% pre-claim or postpayment review (which applies to every episode of care) and electronic submission easier reaches a 90% affirmation rate, it may elect to have • Continue to work with physicians to only 5% of its claims spot checked to ensure continued ensure consistency between their compliance. supporting documentation and our Timeline supporting documentation The revised demonstration will likely begin in early 2019 (with at least 30 days’ notice from CMS) and have • Add administrative resources as a staggered implementation beginning with home staggered implementation occurs health providers operating in Illinois, then expanding to Ohio and North Carolina, and later to Florida and • Apply learnings from our Illinois Texas. CMS has the option to expand to other states in locations that successfully navigated the Palmetto jurisdiction. PCRD with an affirmation rate in Duration excess of 90% Five years * On May 29, 2018, CMS announced its intention to restart PCRD as RCD. Encompass Health 34 Source: https://www.gpo.gov/fdsys/pkg/FR-2018-05-31/pdf/2018-11492.pdf

Guidance 2018 2019 Updated Guidance Preliminary Guidance Net Operating Revenues* Net Operating Revenues $4,260 million to $4,280 million $4,500 million to $4,600 million Adjusted EBITDA(9) Adjusted EBITDA(9) $890 million to $895 million $925 million to $945 million Adjusted Earnings per Share Adjusted Earnings per Share from Continuing Operations from Continuing Operations Attributable to Encompass Attributable to Encompass Health(10) Health(10) $3.62 to $3.66 $3.71 to $3.85 * See page 36 for discussion of the Company’s adoption of a new revenue recognition accounting standard. Encompass Health 35 Refer to page 111-115 for end notes.

Impact of the New Revenue Recognition Accounting Standard u During the first quarter of 2018, Encompass Health adopted a new accounting standard (ASC 606 - Revenue from Contracts with Customers) which clarifies the standard for recognizing revenue. u The primary impact to the Company’s financial reporting was that amounts it previously presented as provision for doubtful accounts became a component of net operating revenue (both segments impacted similarly). • This had the effect of reducing net operating revenues but was neutral to Adjusted EBITDA and adjusted EPS. u The Company retrospectively adopted the new standard during Q1 2018, which means previously reported quarterly and full-year results for 2017 have been updated to reflect the requirements of the new standard. Impact of the New Revenue Standard - Historical Periods As Historically Reported As Currently Reported Under New Standard Q4-17 Q3-17 Q2-17 Q1-17 FY 2017 FY 2016 Q4-17 Q3-17 Q2-17 Q1-17 FY 2017 FY 2016 Net operating revenue (millions) $ 1,019.7 $ 995.6 $ 981.3 $ 974.8 $ 3,971.4 $ 3,707.2 $ 1,008.8 $ 981.6 $ 966.4 $ 957.1 $ 3,913.9 $ 3,642.6 Provision for doubtful accounts (millions) 9.7 12.6 13.7 16.4 52.4 61.2 — — — — — — Other operating expenses (millions) 139.5 137.6 130.5 129.1 536.7 492.1 138.3 136.2 129.3 127.8 531.6 488.7 Inpatient rehabilitation revenue/ discharge 17,871 17,896 17,823 18,131 17,929 17,577 17,693 17,654 17,557 17,812 17,679 17,265 IRF Segment - Prov. for doubtful accounts as a % of revenue 1.0% 1.4% 1.6% 1.8% 1.5% 1.9% N/A N/A N/A N/A N/A N/A Home health revenue/episode 2,989 3,022 2,989 2,991 2,998 3,031 2,976 3,008 2,975 2,978 2,984 3,017 Adjusted EBITDA (millions) 208.2 204.6 209.5 200.8 823.1 793.6 No Change Adjusted EPS 0.70 0.66 0.71 0.70 2.76 2.67 No Change Impact of the New Revenue Standard - Current Period Pro Forma Under Previous Accounting Standard As Currently Reported Under New Standard Q4-18 Q3-18 Q2-18 Q1-18 YTD 2018 Q4-18 Q3-18 Q2-18 Q1-18 YTD 2018 Net operating revenue (millions) $ — $ 1,079.9 $ 1,079.5 $ 1,056.7 $ 3,216.1 $ — $ 1,067.6 $ 1,067.7 $ 1,046.0 $ 3,181.3 Provision for doubtful accounts (millions) — 12.3 11.8 10.7 34.8 — — — — — Inpatient rehabilitation revenue/ discharge — 18,276 18,196 18,297 18,256 — 18,051 17,987 18,114 18,051 IRF Segment - Prov. for doubtful accounts as a % of revenue —% 1.3% 1.2% 1.1% 1.2% — N/A N/A N/A N/A Home health revenue/episode — 3,006 2,982 2,937 2,976 — 2,995 2,968 2,934 2,966 Adjusted EBITDA (millions) No Change No Change Adjusted EPS No Change No Change Encompass Health 36

2019 Guidance Considerations Inpatient Rehabilitation Home Health and Hospice u Estimated 1.2% increase in Medicare pricing u Estimated 1.5% net Medicare pricing for Q1 through Q3 and estimated 2.4% increase for CY 2019 (see page 42) increase for Q4 (see page 42) u Ÿ Transition to CARE Tool may negatively Salary increase of approx. 3.0%; benefits impact Q4 pricing increase of approx. 6.0% to 8.0% u Salary increase of approx. 3.0%; benefits u increase of approx. 6.0% to 8.0% Inclusive of home health and hospice acquisitions in 2019 u Revenue reserve (formerly bad debt expense) of 1.4% to 1.6% of net operating revenues u Administrative costs related to the Review u Panama City hospital expected to run at lower Choice Demonstration program and capacity in 2019 preparation for PDGM u Administrative costs related to transition to CARE Tool payment system Consolidated u Investments of $3 million to $5 million in strategic initiatives, including post-acute solutions u Diluted share count of ~100 million shares u Tax rate of ~27% u Adoption of new lease accounting standard is expected to result in a gross-up of fixed assets and corresponding liabilities of $300 million to $400 million and is not expected to have a material impact on our income statement or statement of cash flows. Encompass Health 37

Adjusted Free Cash Flow(11) Assumptions Certain cash flow items 2018 2019 (millions) Estimates Assumptions • Cash interest expense, net of u Increased cash payments for amortization of debt discounts ~$144 $145 to $155 taxes in 2019 primarily due to and fees higher pre-tax income, as well as other changes in deferred tax assets; 2018 cash taxes benefited • Cash payments for taxes, net of ~$116 $140 to $150 from utilization of federal refunds overpayment in 2017. u Working capital increase in 2019 • Working capital and other ($0 to $20) $30 to $50 due primarily to revenue growth u Maintenance capital expenditures • Maintenance CAPEX ~$150 $160 to $170 in 2019 are reflective of our expanding hospital portfolio. • Adjusted free cash flow $480 to $505 $400 to $470 Encompass Health Reconciliations to GAAP provided on pages 99-109. Refer to pages 111-115 for end notes. 38

Uses of Free Cash Flow 2018 2019 Estimates Assumptions IRF bed expansions ~$25 $40 to $50 New IRFs - De novos ~80 85 to 115 Growth in - Acquisitions — opportunistic Core - Replacement IRFs and other ~25 90 to 110 Business Home health and hospice acquisitions (includes Camellia in 2018)* ~143 50 to 100 $265 to $375, ~$273 excluding IRF acquisitions Debt Reduction Debt redemptions (borrowings), net ~$64 opportunistic Quarterly cash dividend currently set at $0.27 per common share(12) Cash dividends on common stock(12) ~101 ~108 Shareholder Distributions Purchase of Home Health Holdings rollover shares (see page 69) ~65 TBD Common stock repurchases — opportunistic ~$230 $TBD ~$250 million authorization as of December 31, 2018(13) * Net of assumed accounts payable and accrued expenses, the cash paid for the acquisition of Camellia was $129.7 million. Encompass Health 39 See the debt schedule on page 67. Refer to page 111-115 for end notes.

Rebranding and Name Change The Company’s rebranding and name change reinforce its existing strategy and position as an integrated provider of inpatient and home-based care. JULY 2017 APRIL 2018 OCT. 2018 Announced Phase 1 field asset Phase 3 field asset planned conversions conversions name change JAN. 2018 JULY 2018 JAN. 2019 As of January 1, 2019, all of Legally changed Phase 2 field asset Phase 4 field asset the Company’s hospitals and name and conversions conversions; home health and hospice stock ticker to transition complete locations have been Encompass Health Corporation (EHC) transitioned to the Encompass Health brand. 2017 2018 2019 Total Operating expenses* ~$6 million ~$11 million ~$1 million ~$18 million Capital expenditures ~$1 million ~$4 million ~$3 million ~$8 million Total rebranding investment ~$7 million ~$15 million ~$4 million ~$26 million Encompass Health *Included in corporate general and administrative expenses line item 40

Business Outlook: 2019 to 2021 2019 2020 2021 • Enhance clinical collaboration between the Company’s IRFs and home health locations Key Operational • Develop and implement post-acute solutions Initiatives • Participate in alternative payment models • Implement changes to reimbursement models in both business segments • Same-store IRF growth Core • New-store IRF growth (de novos and acquisitions) Growth • Same-store home health and hospice growth • New-store home health and hospice growth (acquisitions and de novos) Expansion of Service • Consider acquisitions of other complementary businesses Offerings Strong Balance Sheet • Maintain real estate ownership strategy and balance sheet flexibility • Quarterly cash dividends on common stock Shareholder Distributions • Opportunistic common stock repurchases • Purchases of Home Health Holdings rollover shares Encompass Health 41

Business Outlook 2019 to 2021: Revenue Assumptions Volume Inpatient Rehabilitation* Home Health* (Includes New Stores) 3+% annual discharge growth 10+% annual admission growth Approx. 73% of Segment Revenue Approx. 85% of Segment Revenue Medicare Pricing FY 2019 FY 2020 FY 2021 CY 2019 CY 2021 (14) CY 2020 Amounts are approximations Q418-Q319 Q419-Q320 Q420-Q321 Q119-Q419 (15) Q121-Q421 Final Rule Estimate† Estimate† Final Rule Q120-Q420 Estimate† Market basket update 2.9% 3.0% 3.0% 3.0% 1.5% 3.0% Healthcare reform reduction (0.75%) - - - - - Coding intensity reduction - - - - - - Legislative changes to the rural add-on program(15) - - - (0.1%) (0.2%) (0.1%) Change in outlier FDL** ratio - - - 0.1% - - Healthcare reform productivity adjustment (0.8%) (0.6%) (0.6%) (0.8%) - (0.6%) Net market basket update 1.35% 2.4% 2.4% 2.2% 1.3% 2.3% Change in wage index (0.1%) - - - - - Change in CMG relative weights and average length of stay values (0.1%) - - - - - Change in outlier threshold (0.0%) - - - - - Impact from case mix re-weighting - - - (0.7%) - - Estimated impact (15) to Encompass Health(16) 1.2% 1.5% (5.1%) Medicare Advantage Approx. 19% of Revenue Approx. 13% of Revenue and Managed Care Pricing Expected Increases 2-4% 2-4% 2-4% 0-2% 0-2% 0-2% * Outpatient and hospice, which services accounted for 4.6% of total operating revenues for full-year 2017, are not included in the pricing assumptions. ** Fixed-dollar loss † Estimates are based on current CMS and Congressional Budget Office projections Encompass Health which do not include potential changes from legislation or the CMS rule-making process. 42 Refer to pages 111-115 for end notes.

Business Outlook 2019 to 2021: Labor and Other Expense Assumptions Inpatient Rehabilitation Home Health and Hospice Salaries and Benefits 2019 2020 2021 Salary increases 2.75-3.25% 2.75-3.25% 2.85-3.35% Benefit costs increases 6-8% 5-10% 5-10% % of Salaries and Benefits Salaries Salaries Salaries ~90% and Benefits and Benefits ~70% Benefits ~10% ~85% IRF Other Expenses Expenses ~30% ~15% IRF Expenses Home Health and Hospice Expenses •Other operating expenses and supply •Other operating expenses and supply costs tracking with inflation costs tracking with inflation Encompass Health 43

IRF-PPS Fiscal Year 2019 Final Rule: Key Provisions Update to Payment Rates Company Observations The final rule will: • Implement a net 1.35% market basket increase – 2.9% market basket increase Pricing: – (75 bps) healthcare reform reduction • Net pricing impact to the – (80 bps) healthcare reform productivity reduction; Company expected to be an • Update case mix group relative weights and average length of stay values; • Increase the outlier fixed loss threshold; and increase of ~1.2% for FY 2019 • Revise the wage index values. (see page 42) Quality Reporting and IRF Coverage Requirements • Because of its efficient cost • CMS will remove National Healthcare Safety Network (NHSN) Facility-wide structure, the Company receives Inpatient Hospital-onset Methicillin-resistant Staphylococcus aureus (MRSA) very few outlier payments Bacteremia Outcome Measure (NQF #1716), beginning with the FY 2020 IRF despite treating higher acuity QRP; and remove Percent of Residents or Patients Who Were Assessed and patients (see page 92). Appropriately Given the Seasonal Influenza Vaccine (Short Stay) (NQF #0680), beginning with the FY 2021 IRF QRP. TM (14) • CMS will begin to publicly displaying data on four assessment-based FY 2020 FIM Changes : measures in CY 2020. • CMS will be proposing additional • CMS will make changes to certain IRF coverage requirements to increase changes to the new CMGs, flexibility and reduce burden. relative weights and average Elimination of FIMTM Functional Assessment Items from IRF-PPS(14) length of stay values in the FY 2020 IRF-PPS proposed notice of • Beginning October 1, 2019, CMS will remove the FIM™ functional assessment rulemaking. items from the IRF-PAI. • The Company will continue • CMS will replace the FIM™ measures with data items located in the Quality Indicators section of the IRF-PAI for payment purposes. providing input to CMS on the • This change will require CMS to make substantial changes to the CMGs, development of the case-mix relative weights and average length of stay values for the IRF-PPS. methodology changes. Source: https://www.federalregister.gov/documents/2018/08/06/2018-16517/medicare-program-inpatient- Encompass Health rehabilitation-facility-prospective-payment-system-for-federal-fiscal 44 Refer to pages 111-115 for end notes.

HH-PPS Calendar Year 2019 Final Rule: Key Provisions Final Rule Update to 2019 Payment Rates Company Observations The final rule will: • Implement a net 2.2% market basket increase (3.0% market basket less a 0.8% healthcare reform productivity reduction); Pricing: • Implement the rural add-on modifications as required by the • Net pricing impact to the Bipartisan Budget Act (BBA) of 2018; and Company expected to be an • Reduce the Outlier FDL ratio from 0.55 to 0.51. increase of ~1.5% for CY 2019 (see page 42) New Quality Reporting Measures • CMS will remove seven quality reporting measures from the CY 2021 HH Quality Reporting Program. • CMS will refine the HH Value-Based Purchasing program by removing Quality: two OASIS-based measures, replacing three OASIS-based measures • The Company will modify existing with two composite measures, and amending how the Total processes and systems to meet the Performance Scores are calculated. changed requirements. Patient-Driven Groupings Model (PDGM) for CY 2020(15) • The final rule further refines the HH case-mix methodology for Payment System(15): CY 2020 as required by Section 51001 of the BBA of 2018. • PDGM will use 30-day payment periods • The Company will continue to – Relies more heavily on clinical characteristics and engage with CMS, Congress, and – Eliminates therapy service use thresholds currently used in other stakeholders to ensure any case-mix adjustments change to the underlying payment • To achieve budget neutrality, CMS assumed behavioral changes will system maintains patient access to offset a 6.4% reduction in the base rate. needed home health services. Source: https://www.federalregister.gov/documents/2018/11/13/2018-24145/medicare-and-medicaid- Encompass Health programs-cy-2019-home-health-prospective-payment-system-rate-update-and-cy 45 Refer to pages 111-115 for end notes.

IMPACT Act of 2014 - Enacted October 6, 2014 Company observations and considerations with respect to the IMPACT Act: ▪ It was developed on a bi-partisan basis by the House Ways and Means and Senate Finance Committees and incorporated feedback from healthcare providers and provider organizations that responded to the Committees’ solicitation of post-acute payment reform ideas and proposals. ▪ It directs the United States Department of Health and Human Services (“HHS”), in consultation with healthcare stakeholders, to implement standardized data collection processes for post-acute quality and resource use measures. ▪ Although the IMPACT Act does not specifically call for the implementation of a new post-acute payment system, the Company believes this act will lay the foundation for possible future post-acute payment policies that would be based on patients’ medical conditions and other clinical factors rather than the setting where the care is provided. ▪ It will create additional data reporting requirements for the Company’s IRFs(17) and home health agencies. The precise details of these new reporting requirements, including timing and content, will be developed and implemented by the Centers for Medicare and Medicaid Services through the regulatory process the Company expects will take place over the next several years. ▪ While the Company cannot quantify the potential financial effect of the IMPACT Act on Encompass Health, the Company believes any post-acute payment system that is data driven and focuses on the needs and underlying medical conditions of post-acute patients will be positive for providers who offer high-quality, cost-effective care. Encompass Health believes it is doing just that and expects this act will be positive for the Company. ▪ However, it will likely take years for the quality data to be gathered, standardized patient assessment data to be assembled and disseminated, and potential payment policies to be developed, tested and promulgated. As the nation’s largest owner and operator of inpatient rehabilitation hospitals, the Company looks forward to working with HHS, the Medicare Payment Advisory Commission and other healthcare stakeholders on these initiatives. Source: https://www.govtrack.us/congress/bills/113/hr4994/text Encompass Health Refer to pages 111-115 for end notes. 46

Growth Encompass Health is a leader in serving the post-acute patient population and has multiple avenues available for sustained growth in both segments. Favorable demographic trends are driving increased demand. Encompass Health 47

The Company Has Multiple Avenues Available for Sustained Growth in Both Segments u The Company continues to have excellent organic growth opportunities in inpatient rehabilitation, home health, and hospice. — Track record of consistent market share gains — IRF organic growth supplemented by bed additions — Maturation of acquired home health locations u Target four to six new inpatient rehabilitation hospitals per year to complement organic growth — De novos and acquisitions will allow entry into, and growth in, new markets. — Proven track record of success u Target $50 to $100 million per year toward home health and hospice acquisitions to complement organic growth — Home health acquisitions and new-store growth prioritized in Encompass Health IRF markets without current overlap — Build additional scale in hospice via acquisitions and de novos Encompass Health 48

Both Segments Benefit from a Demographic Tailwind: Growth in the Medicare Beneficiary Population Projected Population of Age 65+ Baby Boomer wave • The growth rate of Medicare reaches average age of beneficiaries increased in 2011 to an Millions an Encompass Health approx. 3% CAGR as “Baby Boomers” Medicare patient (~76). started turning age 65. ◦ ~10,000 Baby Boomers turn 65 each day ~3% CAGR • The CAGR for the population in Encompass Health’s average patient age range is ~5%. CAGR (Population Growth by Age) 46% 46% 45% (33.3M) (30.7M) Age 2014 2018 2022 2026 43% (26.8M) to 2018 to 2022 to 2026 to 2030 41% (22.7M) (19.0M) 65-69 2.8% 2.6% 1.6% (0.1)% 70-74 4.9% 3.7% 2.5% 2.1% 75-79 4.0% 5.0% 4.9% 2.0% 80+ 1.5% 2.4% 3.6% 5.2% Total 3.2% 3.3% 2.9% 2.2% Age 65-69 Age 70-79 Age 80+ Encompass Health Source: www.census.gov/data/datasets/2017/demo/popproj/2017-popproj.html 49

Multi-faceted Inpatient Rehabilitation Growth Strategy New Beds Total IRFs 2018 bed count increase 1,600 140 135 • Shelby County, AL (34 beds) 1,400 130 De Novos • Bluffton, SC (38 beds) 1,200 125 120 1,000 • Murrells Inlet, SC (29 beds) 115 Acquisitions 800 110 • Winston-Salem, NC (68 beds) 105 600 • Bed expansions (26 beds) 100 400 95 Bed 2019 projected bed 90 Expansions 200 count increase 85 Wholly Owned and Joint Ventures • Lubbock, TX (40 beds) 0 80 2013 2014 2015 2016 2017 2018 Projected 2019 • Boise, ID (40 beds) % Increase in licensed beds 4% 18% 1% 4% 1% 3% • Katy, TX (40 beds) Total number of licensed beds 6,825 7,095 8,404 8,504* 8,851 8,966† 9,261‡ Total number of IRFs 103 107 121 123* 127 130† 134 • Murrieta, CA (50 beds) * 2016 total number of licensed beds and total number of IRFs include the disposal of 61 beds at Beaumont, TX (sold June 2016) and 83 beds at Austin, TX (closed August 2016). • Bed expansions (~150 beds) † 2018 total number of licensed beds and total number of IRFs include the consolidation of the Ft. Worth market (decrease of 60 beds) and the delicensure of 20 SNF beds at a Dallas IRF. ‡ Projected 2019 total number of licensed beds includes the delicensure of 25 SNF beds at Round Rock, TX. Encompass Health 50

Inpatient Rehabilitation Growth Pipeline Disciplined Approach to New Store Growth The Company’s Value Proposition – $7.7 Billion Medicare IRF Market – CAPEX to build free-standing IRF, freeing up space for Considerations: ü medical/surgical beds in an acute care facility for a JV partner – Market demographics Enhance the position of the acute care hospital to meet ü quality requirements and effectively participate in alternative payment models – Presence of other IRFs Increased acute care hospital flow-through by taking ü appropriate higher acuity patients faster than other post- – Geographic proximity to other Company acute settings ü Clinical collaboration between the Company’s IRFs and home IRFs and home health locations health locations Proprietary rehabilitation-specific clinical information system – Potential joint venture partners ü (“ACE-IT”) integrated with acute care hospitals’ clinical information systems to facilitate patient transfers, reduce readmissions, and enhance outcomes Typical Development Pipeline Proprietary real-time performance management systems (care ü management, labor productivity, quality reporting, therapy Exploratory / Actively Near-term analysis and expense management) to ensure appropriate clinical oversight and improve profitability CA Executed Working Actionable ü Proven track record of efficient management of regulatory process (CON, licensure, occupancy, etc.) No. of Projects 30 - 40 10 - 12 4 - 6 ü Experienced transaction/integration team Factors: ü National leader in post-acute policy activities • Certificate of Need process/timeline ü TeamWorks approach to sales and marketing • Fair market valuation of contributed assets (joint ü ventures only) Supply chain efficiencies ü • Partnership complexities Medical leadership and clinical advisory boards Source: MedPAC, Medicare Payment Policy, March 2018 - page 267 Encompass Health CA = confidentiality agreement 51

Inpatient Rehabilitation Acute Care Joint Venture Partnerships • The Company’s IRF joint ventures began in 1991 with Vanderbilt University Medical Center. • The Company’s joint venture acute care hospital partners own equity that ranges from 2.5% to 50%. • 44 of 45 IRFs are consolidated joint ventures, with one accounted for under the equity method. 45* IRF joint venture hospitals in place with major healthcare systems such as: • Barnes-Jewish • University of Virginia Medical Center • Vanderbilt University Medical Center • Geisinger Health System • Martin Health System • Monmouth Medical Center (Barnabas Health) • Yuma Regional Medical Center • Mercy Health System • Maine Medical Center • Methodist Healthcare-Memphis Hospitals, a subsidiary of Methodist Le Bonheur Healthcare Joint ventures with acute care hospitals establish a solid foundation for integrated delivery and alternative payment models. * Excludes IRF joint venture hospitals that have been announced but were not operational as of December 31, 2018: Encompass Health Lubbock, TX; Boise, ID; and Dayton, OH (current wholly owned 50-bed IRF that will become a joint venture with 52 Premier Health upon completion of a new 60-bed hospital).

De Novo IRFs and Acquisitions Operations Joint # of New Beds Location Date Investment Considerations Venture? 2017 2018 2019 2020 • IRR objective of 13% (after tax) De Novo IRFs: • Joint venture capitalization Westerville, OH Q2 2017 Yes 60 • Certificate of Need (“CON”) costs, Jackson, TN* Q3 2017 Yes 48 where applicable Pearland, TX Q4 2017 40 • Clinical Information System (“CIS”) Shelby County, AL Q2 2018 34 installation costs Bluffton, SC Q2 2018 38 • Medicare certification for new hospitals (minimum of 30 patients treated for Winston-Salem, NC Q4 2018 Yes 68 zero revenue) 1 Lubbock, TX Q2 2019 Yes 40 2 Boise, ID Q3 2019 Yes 40 3 Katy, TX Q4 2019 40 Previously Announced IRF 5 4 Development Projects Underway Murrieta, CA Q4 2019 50 5 Sioux Falls, SD 2020 40 4 New States Acquisitions: – Mississippi in 2017 Gulfport, MS Q2 2017 Yes 33 – North Carolina in 2018 – Idaho in 2019 Murrells Inlet, SC Q3 2018 Yes 29 – South Dakota in 2020 Bed Expansions, net** 166 26 ~150 ~100 347 195 ~320 ~140 Encompass Health * Existing wholly owned, 40-bed IRF in Martin, TN became a joint venture in conjunction with this opening 53 ** Net bed expansions in each year may change due to the timing of certain regulatory approvals and/or construction delays.

De Novo Costs and Timeline • Prototype includes all private rooms Capital Cost (millions) Low High • Core infrastructure of building anticipates Construction, design, permitting, etc. $17 $21 future expansion (accretive to financial Land 2 3 returns) Equipment (including CIS) 3 4 • Factors that impact costs/timeline: Range of a typical 40-50 bed IRF $22 $28 ◦ CON status Pre-Opening Expenses(18) (millions) Low High ◦ State regulatory requirements Operating $0.5 $1.0 ◦ Local planning and zoning approvals Salaries, wages, benefits 0.4 1.0 ◦ Hospital-specific complexities $0.9 $2.0 Illustrative Timeline Project Start Groundbreaking Opening CON Process (if applicable) Zoning & Design Permitting Construction 6 months to 3 years 18 to 20 months Encompass Health Refer to pages 111-115 for end notes. 54

IRF De Novo Occupancy and EBITDA* Trends Occupancy Sustained Positive EBITDA 100% 90% 80% 70% 60% 50% 40% 30% 20% 10% 0% 1 2 3 4 5 6 7 8 9 10 11 12 Months Newnan (12/2014) Middletown (12/2014) Franklin (12/2015) Modesto (10/2016) Westerville (04/2017) Pearland (10/2017) Shelby County (04/2018) Bluffton (06/2018) The Company’s average 2017 occupancy Encompass Health * IRF EBITDA = earnings before interest, taxes, depreciation, and amortization 55 directly attributable to the related hospital.

Multi-faceted Home Health and Hospice Growth Strategy • Strong demand due to cost effectiveness of home-based care and implementation of alternative payment models Organic Growth • Strong organic growth from existing locations • Located in markets with attractive demographics * Currently located in states that represent ~70% of total Medicare home health and hospice spend • Highly fragmented market Home Health • Prioritization of new IRF overlap markets Acquisitions • Proven ability to consummate and integrate acquisitions and De Novos • Sustainable and replicable culture • Implementation of best practices and technology • Attractive partner due to quality of outcomes, data management, scale and market density, and willingness/ability to treat high acuity and/or Clinical chronic patients Collaboration • Plan of care coordination with the Company’s IRFs • Care Transition Coordinators serve as representatives in transitional care activities and strategic relationships with other healthcare providers Hospice • Prioritization of existing home health markets Acquisitions • Opportunity to build scale and leverage components of existing and De Novos infrastructure Encompass Health 56

Home Health Growth Pipeline Number of Home Health Agencies Over Time • $18.1 billion Medicare home health market is highly 13,000 The number of home health agencies fragmented with over 12,200 is near an all-time high and presents home health agencies. 12,000 significant consolidation opportunities. • Approx. 93% of these have 11,000 annual revenue of less than $5 million. 10,000 s e i • Top 4 public companies c 9,000 n e represent approx. 20% of the g A f Medicare market. o 8,000 # • The Company represents 7,000 3.5% of the Medicare home health market. 6,000 Prioritize acquisitions in 5,000 Company IRF markets to 4,000 enhance clinical collaboration 1996 1998 2000 2002 2004 2006 2008 2010 2012 2014 2016 Interim Cost- Payment Based Systems Prospective Payment System (PPS) (IPS) Source: MedPAC, Medicare Payment Policy - March 2018, page 246; March 2017, page 231; March 2016, page 214; Encompass Health March 2015, page 218; March 2014, page 221; March 2013, page 194; and March 2003, page 112; MedPAC - Healthcare 57 spending and the Medicare program, June 2006, page 131; Medicare Claims Data

Hospice Growth Pipeline • Medicare hospice market is approx. $17 billion. • 1.4 million Medicare beneficiaries received Acquisition Strategy for Hospice hospice services from approx. 4,400 providers in • Build additional scale 2016. • Medicare focus • Hospice use among Medicare beneficiaries has • Home-based service offering grown substantially in recent years, suggesting • Strong clinical practice and clean greater awareness of and access to hospice compliance record services. • Highly regarded market reputation – In 2016, only 50% of Medicare decedents utilized hospice services, and of those, more than 25% • Attractive geography and demographics died in the first seven days of care, even though • Ability to leverage existing infrastructure hospice care is intended for patients that physicians believe have 6 months or less to live. – On January 1, 2016, Medicare began paying for voluntary advance care planning conversations % of Medicare Decedents Who Used Hospice between a beneficiary and his or her physician. • Annual Medicare spending on FFS decedents averages ~$34,500 per beneficiary — almost 4x higher than the average cost for beneficiaries 2000 2016 who did not die during the year. ~23% ~50% – Roughly 25% of traditional Medicare spending for health care is for services provided to beneficiaries age 65 and older in their last year of life. Source: MedPAC, Medicare Payment Policy, March 2018, pages 323, 325, 330 and 333; Encompass Health https://www.kff.org/medicare/fact-sheet/10-faqs-medicares-role-in-end-of-life-care/ 58

Alternative Payment Models Most models remain in the early or pilot stage and results have been mixed. Both of our segments continue to participate in various APM initiatives. Encompass Health 59

Accountable Care Organizations (“ACOs”) Medicare Shared Savings Program (MSSP) (2018 - 561 ACOs / 10.5 million Medicare beneficiaries) As of • Performance Year 5 (2017) results: January 2018, ◦ 284 of 472 ACOs (60%) held spending below their benchmark. ▪ 125 of these ACOs reduced health costs compared to their benchmark, but did not meet there were the minimum savings threshold for shared savings. 619 ◦ 188 ACOs (40%) did not reduce costs compared to their benchmark. ◦ Shared Savings Program ACOs generated total program savings of $1.1 billion or $314 million after MSSP and adjusting for shared savings/loss payments. Next Generation • On December 21, 2018, CMS issued a Final Rule for the Shared Savings Program called “Pathways to Success.” ACOs serving The new program contains two participation tracks that will start on July 1, 2019. ◦ New BASIC track allows eligible ACOs to begin under a one-sided risk model and incrementally phases- ~11.9 million in higher levels of risk that at the highest level will qualify as an Advanced “Alternative Payment Medicare Model” under the Quality Payment Program. ◦ New ENHANCED track, based on the Shared Savings Program’s existing Track 3, is intended to allow beneficiaries. ACOs to take on higher levels of risk and possible shared-savings. ◦ Current Track 1, Track 2, and Track 1+ Models will be discontinued. Next Generation ACOs Performance (2018 - 58* ACOs / ~1.4 million Medicare beneficiaries) results so far • Initiative launched in January 2016 for ACOs that are experienced in coordinating care for populations have been of patients • Allows providers to assume higher levels of financial risk and reward than are available under the MSSP mixed. • Performance Year 2 (2017) results: ◦ 32 out of 44 ACOs generated savings and received shared savings of $230 million. ◦ Remaining 12 ACOs generated losses and were required to pay back $57 million to CMS. The Company serves as the exclusive preferred home health provider for two Premier ACOs. (~24,000 total covered lives in northern Texas and southern Oklahoma) Ÿ EHC receives increased referrals for Medicare home health patients from the ACOs Ÿ Eligible to receive a portion of the ACOs’ shared savings Ÿ Total shared savings achieved by both ACOs in 2017 was $6.0 million. - Met the minimum savings rate in one of the ACOs to participate in shared savings Source: CMS/HHS press releases and public use files; MedPAC, Report to Congress, June 2018 - page 218 Encompass Health * Seven of the original 58 participating organizations have dropped out of the 60 Next Generation ACO model since participants were announced in January 2018.

Bundled Payments The Bundled Payments for Care Improvement How the Retrospective Models Work (BPCI) initiative currently tests Ÿ The BPCI “convener” is responsible for bringing four types of bundles providers together to provide a continuum of services (i.e. “Models”): throughout an episode of care. The BPCI “awardee” is the entity that bears the financial risk and receives Model 1 the shared savings from CMS. Ÿ Each participating provider in the care sequence All acute patients (all DRGs) continues to receive its traditional reimbursement – Concluded December 31, 2016 – from Medicare. Ÿ Models 2 & 3 have the most impact on post-acute providers. The sum of all payments made to each provider for selected DRGs is then retroactively reconciled to a target payment determined by CMS. Payment Model 2* reconciliations are performed quarterly, typically with a 9- to 12-month lag. Hospital plus post-acute period (selected DRGs) Ÿ Payment reconciliations: If actual spending exceeds the target, the awardee is responsible for paying a portion of the difference to CMS. If actual spending is Model 3* less than the target, the awardee keeps a portion of Post acute only (selected DRGs) the savings. Ÿ The convener can choose to partner with other providers in shared savings agreements and allocate the savings across the providers who participated in Model 4* providing the continuum of care. Hospital plus readmissions Ÿ Shared savings agreements must be reviewed and approved by the Center for Medicare and Medicaid (selected DRGs) Innovation. * BPCI Models 2, 3, and 4 ended on September 30, 2018 and was replaced by the BPCI Advanced model which began on October 1, 2018 and runs through December 31, 2023. BPCI Advanced is a new voluntary episode payment model that will test a new iteration of bundled payments for 29 inpatient clinical episodes and 3 outpatient clinical episodes. For more information regarding BPCI Advanced, see https://innovation.cms.gov/initiatives/bpci-advanced. Encompass Health Notes: Models 1, 2, and 3 are retrospective models; model 4 is a prospective model. 61 The convener and awardee can be, but may not be, the same entity.

The Company’s Participation in BPCI Model 3* (2017) Inpatient Rehabilitation Participating Bundle Length % of the Company’s BPCI Bundle IRFs (in days) Total Discharges Stroke 3 60 0.11% Simple Pneumonia 1 60 0.02% Sepsis 1 60 0.01% Double-lower extremity joint replacement 2 60 0.01% Upper extremity joint replacement 1 60 <0.01% Total 8 0.16% Home Health Bundled Bundle Length % of the Company’s BPCI Bundle Arrangements (in days) Total Episodes Major joint replacement of the lower extremity 19 90 0.77% Spinal fusion (non-cervical) 7 60/90 0.06% Sepsis 8 90 0.06% Revision of the hip or knee 10 90 0.06% Simple pneumonia and respiratory infections 6 90 0.05% Major joint replacement of the upper extremity 8 60/90 0.05% Urinary tract infection 2 90 0.03% Other respiratory 15 90 0.03% Chronic obstructive pulmonary disease 10 90 0.02% Congestive heart failure 8 90 0.02% All other episode types 35 30/60/90 0.13% Total 128** 1.28% * BPCI Model 3 ended on September 30, 2018 and was replaced by the BPCI Advanced model which began on October 1, 2018 and runs through December 31, 2023. BPCI Advanced is a new voluntary episode payment model that will test a new iteration of bundled payments for 29 inpatient clinical episodes and 3 outpatient clinical episodes. EHC home health currently serves as a convener for two episode initiators. For more information regarding BPCI Advanced, see https://innovation.cms.gov/initiatives/bpci-advanced. Encompass Health ** Represents a total of 72 locations participating in 128 bundled payment arrangements 62

Home Health Value-Based Purchasing Model Over the long term, the Company believes it is well-positioned to benefit from a delivery system that rewards providers who are committed to providing high-quality care. In the calendar year 2016 HH-PPS final rule, Total Performance Scores (a numeric score ranging CMS finalized a Home Health Value-Based from 0 to 100 based on each agency’s performance) Purchasing (“HHVBP”) Model that covers five will be calculated from the following set of measures* performance years beginning January 1, 2016 for Performance Year 2019: and concluding on December 31, 2022. • Two composite measures from existing Outcome and Medicare-certified home health agencies Assessment Information Set (“OASIS”) data collection that provide services in the following and three process measures submitted through the states will be required to participate in HHVBP portal the model: • Four outcome measures from existing OASIS data 1. Arizona 5 collection and two outcome measures from claims data 2. Florida 17 • Five HHCAHPS** consumer satisfaction measures 3. Iowa — 4. Maryland 3 Performance Years Calendar Year for Maximum Payment 5. Massachusetts 4 Payment Adjustment Adjustment (-/+) 6. Nebraska — 2016 1st Adjustment 2018† 3% 7. North Carolina 6 2017 2019‡ 5% 8. Tennessee 9 2018 2020 6% 9. Washington — 2019 2021 7% Company Locations 44 2020 2022 8% † Majority of EHC locations in the nine VBP states were acquired in late 2015 or ~22% of the Company’s home health Medicare revenue 2016; EHC expects impact of ($0.3) million, or a (0.27%) payment adjustment to Medicare revenue in the nine VBP states, in 2018. ‡ EHC expects a neutral to slightly positive payment adjustment to Medicare revenue in the nine VBP states in 2019. Source: https://innovation.cms.gov/initiatives/home-health-value-based-purchasing-model Encompass Health * Per the CY 2019 HH Final Rule at: https://s3.amazonaws.com/public-inspection.federalregister.gov/2018-24145.pdf 63 ** Home Health Care Consumer Assessment of Healthcare Providers and Systems

Capital Structure Encompass Health is positioned with a cost-efficient, flexible capital structure. Encompass Health 64

Debt Maturity Profile - Face Value As of December 31, 2018* Callable beginning September 2020 ($ in millions) Callable beginning November 2017 $633 Available $1,200 Callable beginning Senior March 2018 Notes 5.75% $30 Drawn + Revolver $37 reserved Capacity for LC’s $280 $300 Senior $350 Senior Term Loans Notes 5.125% Notes 5.75% Revolver 2018 2021 2022 2022 2023 2024 2025 No significant debt maturities prior to 2022 * This chart does not include ~$263 million of capital lease obligations or ~$104 million of other notes payable. Encompass Health 65 See the debt schedule on page 67.

Financial Leverage and Liquidity Total Debt Liquidity Leverage Ratio(19) (billions) Preliminary 4.6x* December 31, December 31, 2017 2018 Cash Available $ 52.5 $ 54.4 Revolver $ 700.0 $ 700.0 Less: - Draws (30.0) (95.0) 3.17 3.02 2.8x - Letters of Credit (37.4) (35.4) 2.8x Available $ 632.6 $ 569.6 2.58 2.51 Total Liquidity $ 685.1 $ 624.0 2.11 Credit Ratings 1.52 S&P Moody’s Corporate Rating BB- Ba3 Outlook Stable Stable Revolver Rating BB+ Baa3 2013 2014 2015 2016 2017 Preliminary Senior Notes Rating B+ B1 2018 * Increase in financial leverage at the end of 2015 due to the acquisition of Encompass Home Health and Hospice, Reliant Hospital Partners, and CareSouth Health System, Inc. Reconciliations to GAAP provided on pages 99-109. Encompass Health Refer to pages 111-115 for end notes. See also the debt schedule on page 67. 66 (1)

Debt Schedule Preliminary Change in December 31, December 31, Debt vs. ($millions) 2018 2017 YE 2017 Advances under $700 million revolving credit facility, September 2022 - LIBOR +150bps $ 30.0 $ 95.0 $ (65.0) Term loan facility, September 2022 - LIBOR +150bps 280.1 294.7 (14.6) Bonds Payable: 5.125% Senior Notes due 2023 296.6 295.9 0.7 5.75% Senior Notes due 2024 1,194.7 1,193.9 0.8 5.75% Senior Notes due 2025 345.0 344.4 0.6 Other notes payable 104.4 82.3 22.1 Capital lease obligations 263.3 271.5 (8.2) Long-term debt $ 2,514.1 $ 2,577.7 $ (63.6) Debt to Adjusted EBITDA 2.8x 3.1x Encompass Health Reconciliations to GAAP provided on pages 99-109. 67

IRF Real Estate Portfolio 130 Inpatient Rehabilitation Hospitals: 8,966 Licensed Beds 4,694 Licensed Beds Own ~70% of IRF Real Estate in CON States As of December 31, 2018 61 Own Building and Land 29 Own Building Only 40 Lease Building and Land 4,272 Licensed Beds in Non-CON States 1 of the 130 IRFs is nonconsolidated. For that IRF, the A CON is a regulatory requirement in some states and federal Company owns the building only. The Company’s licensed bed jurisdictions that require state authorization prior to proposed count does not include the 51 beds associated with the acquisitions, expansions, or construction of new hospitals. nonconsolidated IRF. Encompass Health 68

Overview of Rollover Shares Held by Members of the Home Health and Hospice Management Team Background In connection with the 2014 acquisition of Encompass Home Health and Hospice: • Certain members of that management team rolled a portion of their pre- acquisition equity into the post-acquisition entity (“Home Health Holdings”) resulting in a 16.7% ownership interest (the “Rollover Shares”). • Home Health Holdings was capitalized with a promissory note to the parent company totaling ~$385 million (equal to 5.5x the segment’s 2014 EBITDA). Home Health This was done to provide the opportunity for leveraged returns on the equity, Holdings thereby mimicking a private equity transaction structure. • To the extent Home Health Holdings needs cash (e.g., acquisitions, capex, etc.), such amounts may be added to the principal amount of the note or via Original Rollover the creation of new notes. Cash generated from the operations of Home Health Shares Holdings may be used to pay interest and principal on the note(s). 16.7% • In February 2018, each management investor exercised their rights to sell 1/3 of his or her Rollover Shares to EHC, representing ~5.6% of the outstanding common shares of Holdings. EHC settled the acquisition of those shares upon payment of ~$65 million, which decreased the ownership interest of the Rollover Shares to ~11.1%. Holder – The right (but not the obligation) to sell for cash up to 1/3 of the Rollover Shares to the parent after 1/1/18; 2/3 after 1/1/19; and all outstanding Rollover Shares after 1/1/20 Options Company – The right (but not the obligation) to purchase for cash all or any portion of the Rollover Shares after 1/1/20 upon 20 days prior written notice Fair value of the Rollover Shares is determined using the product of Home Health Holdings’ EBITDA for the trailing 12-month period and a median market price multiple based on a basket of public home health companies and recent Valuation transactions, less the current balance of the intracompany note(s) to the parent. As of September 30, 2018, the value of the Rollover Shares was ~$208 million. Encompass Health 69

Information Technology Encompass Health utilizes information technology to improve patient care and generate operating efficiencies. Encompass Health 70

IRF Clinical Information System: Improved Patient Safety and Streamlined Operational Efficiencies Pre-Admission Assessment Document & Approval Imaging Treatment Plan • Computerized Physician Order Entry ("CPOE") • Clinical Decision Referral Hospitals Support ("CDS") Quality Reporting Integrated and •Uniform Data Systems Bar-coded Point of Care •Clinical Data Warehouse Medication Administration •Clinical Intelligence Discharge Planning Clinical Notes and Patient Education • Physician • Nursing • Therapy • Care Mgmt. Coordinate Care and Engage Patients Ancillary Services Charge and •Patient History Registration Services •Problems and Diagnoses •Registration •Orders and Results •Census •Plan of Care •Coding •Workflow Alerts and Reminders •Billing •Treatment and Interventions Encompass Health 71

IRF Proprietary Management System: Beacon Encompass Health 72

Home Health and Hospice Information System: Homecare Homebase Homecare Homebase Clinical Management and Operations (“HCHB”) was born • HCHB manages the entire patient • Best-in-class data management and workflow and provides field clinicians reporting ensures managers have access out of the Company’s with access to patient records, diagnostic to relevant data needed to make correct operating model; information, and notes from prior visits decisions. via a mobile application. HCHB is a leading IT • Rules-based algorithms ensure platform provider in • Real-time, customized feedback and accountability by escalating tasks and the home health and instructions provided on-site notifying management when processes are delayed. hospice industry. • Enhances patient data capture and database management which aids in the • development of algorithms that Seamless billing with processes in place to can improve the plan of care ensure claim completeness Sales Compliance • Provides real-time market intelligence to • Field clinicians are required to adhere to sales area managers, allowing them to clinical protocols and physician orders, quickly identify the most valuable ensuring that proper regulatory and Optimization of referral sources compliance procedures are followed. capabilities in • Specialty programs integrate individual leading-edge • Internal branch-level audits completed physician protocols into HCHB. three times a year technology embedded – Creates loyalty and incentives for – HCHB-generated outputs reviewed by in culture, driving physicians and facilities, generating management to identify any branches additional future referrals requiring additional oversight superior clinical, • Web-based portal allows referring operational, and physicians to easily monitor the care and • Compliance program also involves financial outcomes. progress of patients and to sign orders extensive internal training electronically. Encompass Health 73

Operational Metrics Encompass Health 74

IRF Operational Metrics: Expense Efficiencies •Salaries and Benefits includes group medical costs and is impacted by staffing levels based on patient (Percent of Net Operating Revenues) volumes. •IRF-related Expenses includes other operating expenses (excluding loss on disposal or impairment of assets), supplies, and occupancy costs. •Employees per Occupied Bed (“EPOB”) is calculated by dividing the number of full-time equivalents, including an estimate of full-time equivalents from the utilization of contract labor, 51.1 50.6 by the number of occupied beds during each 48.5 48.6 50.2 50.4 period. The number of occupied beds is determined by multiplying the number of licensed beds by the Company’s occupancy percentage. 20.9 21.1 21.3 21.0 21.0 21.0 Salaries and Benefits IRF-Related Expenses 2013 2014 2015 2016 2017 Q3 YTD 2013 2014 2015 2016 2017 Q3 YTD 2018 2018 3.44 3.40 3.41 3.44 3.47 3.42 EPOB Encompass Health 75

Pre-Payment Claims Denials - Inpatient Rehabilitation Segment Background Encompass Health reserves pre-payment claim denials as a reduction of • For several years, under programs designated as “widespread probes,” net operating revenues upon notice from a MAC a claim is under review. certain Medicare Administrative Contractors (“MACs”) conducted pre- payment claim reviews and denied payment for certain diagnosis codes. Impact to Income Statement • Encompass Health appeals most denials. On claims it takes to an Update of administrative law judge (“ALJ”), Encompass Health historically has Collections of Revenue Period New Denials Previously Reserve for Reserve for experienced an approximate 70% success rate. Prior Denied Claims New Denials Denials – MACs identify medical documentation issues as a leading basis for (In Millions) denials. Q3 2018 $0.7 $(1.3) $0.2 $— – Encompass Health’s investment in clinical information systems and its medical services department has further improved its documentation Q2 2018 1.8 (2.8) 0.5 — and reduced technical denials. Q1 2018 3.1 (6.8) 0.9 — • By statute, ALJ decisions are due within 90 days of a request for hearing, Q4 2017 0.7 (7.8) 0.2 — but appeals are taking years. HHS has implemented rule changes to Q3 2017 7.4 (6.2) 2.2 — address the backlog of appeals, but their effect is uncertain. Q2 2017 16.5 (7.7) 4.9 — • In 2016, a federal court ordered HHS to eliminate the backlog by the end Q1 2017 19.0 (5.9) 5.7 — of CY 2020. HHS continues to object that it cannot clear the backlog in Q4 2016 17.8 (4.4) 5.4 0.5 the timeframe established by the court. Although HHS remains bound by Q3 2016 15.7 (8.5) 4.6 — the order, the courts are considering how HHS will comply. Q2 2016 18.7 (4.9) 4.6 — • All Medicare providers continue to experience delays resulting in a Q1 2016 22.7 (8.4) 6.0 — growing backlog. Q4 2015 22.5 (4.1) 5.6 (1.3) – Currently, ALJs are hearing Encompass Health appeals from claims Q3 2015 22.0 (4.1) 5.9 (1.1) denied up to eight years ago. Impact to Balance Sheet • CMS has implemented the Targeted Probe and Educate (“TPE”) initiative. For more information regarding TPE, see https://www.cms.gov/Research- Sept. 30, Dec. 31, Dec. 31, Statistics-Data-and-Systems/Monitoring-Programs/Medicare-FFS- 2018 2017 2016 Compliance-Programs/Medical-Review/Targeted-Probe-and- (In Millions) EducateTPE.html Pre-payment claims denials $ 158.2 $ 164.0 $ 159.7 • Effective February 2018, Palmetto GBA assumed responsibilities for Cahaba’s MAC jurisdiction. See announcement from CMS at https:// Recorded reserves (47.5) (49.2) (47.9) www.cms.gov/Medicare/Medicare-Contracting/Medicare-Administrative- Net accounts receivable from Contractors/Downloads/JurisdictionJAwardFactSheet-09082017.pdf pre-payment claims denials $ 110.7 $ 114.8 $ 111.8 Encompass Health 76

Inpatient Rehabilitation Operational and Labor Metrics Q3 Q2 Q1 Q4 Q3 Q2 Q1 Full Year 2018 2018 2018 2017 2017 2017 2017 2017 (In Millions) Net patient revenue-inpatient $ 798.4 $ 809.6 $ 817.1 $ 776.9 $ 758.2 $ 751.5 $ 752.7 $ 3,039.3 Net patient revenue-outpatient and other revenues 27.2 25.0 23.2 25.5 25.3 26.1 25.1 102.0 Net operating revenues* $ 825.6 $ 834.6 $ 840.3 $ 802.4 $ 783.5 $ 777.6 $ 777.8 $ 3,141.3 xxx-xxx (Actual Amounts) (20) Discharges 44,230 45,010 45,108 43,910 42,948 42,805 42,259 171,922 Net patient revenue per discharge* $ 18,051 $ 17,987 $ 18,114 $ 17,693 $ 17,654 $ 17,556 $ 17,812 $ 17,678 Outpatient visits 119,006 131,041 127,308 131,787 138,689 153,415 152,454 576,345 Average length of stay 12.7 12.5 12.7 12.6 12.8 12.7 12.9 12.7 Occupancy % 68.9% 70.1% 71.9% 67.7% 68.2% 69.3% 71.0% 67.8% # of licensed beds 8,888 8,848 8,831 8,851 8,748 8,641 8,528 8,851 Occupied beds 6,124 6,202 6,349 5,992 5,966 5,988 6,055 6,001 (21) Full-time equivalents (FTEs) 21,119 21,010 20,978 20,739 20,740 20,474 20,254 20,552 Contract labor 237 248 285 255 235 251 260 250 Total FTE and contract labor 21,356 21,258 21,263 20,994 20,975 20,725 20,514 20,802 (22) EPOB 3.49 3.43 3.35 3.50 3.52 3.46 3.39 3.47 Encompass Health * See page 36 for discussion of the Company’s adoption of a new revenue recognition accounting standard. 77 Refer to pages 111-115 for end notes.

Home Health and Hospice Operational Metrics Q3 Q2 Q1 Q4 Q3 Q2 Q1 Full Year 2018 2018 2018 2017 2017 2017 2017 2017 (In Millions) Net home health revenue $ 209.2 $ 204.8 $ 185.3 $ 186.3 $ 180.3 $ 171.9 $ 163.9 $ 702.4 Net hospice revenue 32.8 28.3 20.4 20.1 17.8 16.9 15.4 70.2 Net operating revenues* $ 242.0 $ 233.1 $ 205.7 $ 206.4 $ 198.1 $ 188.8 $ 179.3 $ 772.6 Home Health: (Actual Amounts) Admissions(23) 34,364 34,026 33,855 31,766 31,471 30,823 30,810 124,870 Recertifications 28,733 28,089 25,229 25,479 24,396 22,568 20,546 92,989 Episodes 61,765 61,238 56,658 56,625 53,757 52,101 49,260 211,743 Average revenue per episode* $ 2,995 $ 2,968 $ 2,934 $ 2,976 $ 3,008 $ 2,975 $ 2,978 $ 2,984 Episodic visits per episode 17.6 17.5 17.9 17.3 17.7 18.1 18.7 17.9 Total visits 1,259,055 1,240,490 1,174,950 1,124,268 1,101,109 1,095,225 1,070,356 4,390,958 Cost per visit $ 77 $ 76 $ 75 $ 77 $ 76 $ 73 $ 75 $ 75 Hospice: Admissions(24) 2,054 1,797 1,593 1,355 1,273 1,114 1,128 4,870 Patient days 223,834 192,404 143,231 134,113 123,491 113,028 108,717 479,350 Revenue per day* $ 147 $ 148 $ 142 $ 150 $ 145 $ 149 $ 141 $ 146 Encompass Health * See page 36 for discussion of the Company’s adoption of a new revenue recognition accounting standard. 78 Refer to pages 111-115 for end notes.

Payment Sources (Percent of Revenues) Inpatient Rehabilitation Home Health and Consolidated Segment Hospice Segment Q3 Q3 Q3 Full Year 2018 2017 2018 2017 2018 2017 2017 Medicare 72.8% 73.5% 85.0% 85.8% 75.4% 76.0% 76.0% Medicare Advantage 9.1% 8.1% 9.4% 9.6% 9.2% 8.4% 8.6% Managed care 10.3% 10.6% 3.6% 3.9% 8.8% 9.2% 9.3% Medicaid 3.1% 3.3% 1.7% 0.5% 2.8% 2.7% 2.5% Other third-party payors 1.4% 1.6% —% —% 1.1% 1.3% 1.3% Workers’ compensation 0.8% 0.9% 0.2% —% 0.7% 0.7% 0.7% Patients 0.6% 0.6% —% 0.1% 0.5% 0.5% 0.5% Other income 1.9% 1.4% 0.1% 0.1% 1.5% 1.2% 1.1% Total 100.0% 100.0% 100.0% 100.0% 100.0% 100.0% 100.0% Encompass Health 79

Industry Structure Encompass Health 80

Overall Healthcare Spending National Healthcare Spending: $3,337.2 billion in 2016 (billions) $157.4 Investment $43.8 Government Administration $82.2 Government Public Health $441.7 Retail of Medical Products $92.4 Home Health Care $173.5 Other Health, Residential and Personal Care $881.2 Professional Services $162.7 Nursing Care Facilities and Continuing Care Retirement Communities Hospital Care $1,082.5 Includes Inpatient Rehabilitation, Long-Term Care Hospitals Personal Healthcare: $2,834.0 Personal Health Consumption Spending*: $2,960.0 Encompass Health Source: Centers for Medicare & Medicaid Services, National Health Expenditure Data (Historical), Table 2 - 2016 81 * Excludes Net Cost of Private Health Insurance of $219.8 billion.

Medicare 2016 Spending = $678.7 Billion $7.7B (1%) Inpatient Rehabilitation Hospitals (Included in Inpatient Hospitals) $ 29.1B Skilled Nursing Medicare Part A $141.3B Inpatient Hospital 4% 21% $69.9B Physician Payments Medicare Part B 15% $49.6B Outpatient Hospital $18.1B Home Health $16.8B Hospice Medicare Parts A&B 10% $65.8B Other Services 7% $188.6B Medicare Managed Medicare Part C Care 28% 3% 2% 10% $99.5B Outpatient Rx Medicare Part D Inpatient hospital includes spending for acute care hospitals along with inpatient rehabilitation and long-term acute care hospital services. In 2016, Medicare spent $7.7 billion and $5.1 billion, respectively for inpatient rehabilitation and long-term acute care hospital services. Source: Centers for Medicare & Medicaid Services, Medicare Trustees’ Report July 2017 – page 10; and Encompass Health MedPAC, Medicare Payment Policy, March 2018 - pages 205, 241, 267, 297, and 323 82

Continuum of Healthcare Services Preventive Routine health care Post-Acute Ambulatory Acute (screenings, check- Medical care Palliative Medical care Medical ups, patient provided after a Medical care  delivered on an treatment of counseling) to period of acute that is focused outpatient basis diseases for prevent illnesses, care (long-term on providing (blood tests, X- which a patient disease, or other acute care, relief from the rays, endoscopy, is treated for a health problems. inpatient symptoms and certain biopsies, brief but severe rehabilitation, stress of a Home health and certain surgical episode of skilled nursing, serious illness care management procedures) illness (hospice) services to prevent home health) or reduce acute admissions. Encompass Health 83

Post-Acute Care Services (Highest Acuity) (Lowest Acuity) Long-Term Inpatient Skilled Acute Care Home Discharge Acute Care Rehabilitation Nursing Hospital Health Hospital Hospital Facility Medicare Spending (billions) $5.1 $7.7 $29.1 $18.1* # of Discharges ~126,000 ~391,000 ~2,300,000 ~3,400,000 Length of Stay 26.8 days 12.7 days 38.4 days N/A # of Providers ~410 ~1,200 ~15,000 ~12,200 For-Profit (79%) For-Profit (32%) For-Profit (70%) Facility Ownership Mix** Non-Profit (17%) Non-Profit (57%) Non-Profit (24%) For-Profit (88%) Gov’t (4%) Gov’t (11%) Gov’t (6%) Non-Profit (12%) Free-Standing (23%) Free-Standing (96%) Free-Standing (85%) Free-standing vs. Hospital Based N/A Hospital Based (77%) Hospital Based (4%) Hospital Based (15%) Urban (95%) Urban (86%) Urban (72%) Urban (83%) Rural vs. Urban** Rural (5%) Rural (14%) Rural (28%) Rural (17%) * Not all home health spending occurs as a post-acute service. ** Facility Ownership Mix / Rural vs. Urban - home health data represents freestanding agencies only. Encompass Health Source: MedPAC, Medicare Payment Policy, March 2018 - pages 205, 210, 219, 226, 241, 258, 267, 277, 278, 297, 84 305, and 306; MedPAC, Health Care Spending and the Medicare Program, June 2017 - pages 121

Medicare Spending on Post-Acute Services 6 Home health spending* 3.6 3.6 3.5 3.7 ) (% of total Medicare t 3.2 3.6 3.8 n 3.2 3.6 3.7 3.4 e 3.3 3.1 spending) c 2.9 r 2.8 2.7 e 3 P ( Inpatient rehabilitation 2.1 2.2 2.1 1.9 1.8 1.5 spending (% of total 1.4 1.3 1.2 1.2 1.2 1.2 1.2 1.2 1.1 1.1 0 Medicare spending) 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 Total Medicare Spending on Post-Acute Services ~$60 billion in 2016 Projected 2016 2018 Post-Acute $35 Medicare Medicare Settings Margin** Margin** $30 Skilled nursing facilities 11.4% 9.0% $25 $20 Home health agencies* 15.5% 14.4% $15 Inpatient rehabilitation 13.0% 11.9% $10 hospitals $5 Long-term acute care hospitals 4.1% 4.7%*** $0 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 * Not all home health spending occurs as a post-acute service. ** 2016 Medicare Margin / Projected 2018 Medicare Margin - skilled nursing and home health data represents freestanding facilities and agencies only. *** 2018 LTCH Projected Medicare Margin reflects margin estimates for full qualifying LTCH PPS cases only, not site-neutral rate cases. Encompass Health Source: MedPAC, Medicare Payment Policy, March 2018 – pages 205, 206, 227, 241, 242, 267, 268, 269, 297, 298, and 299; 85 MedPAC, Health Care Spending and the Medicare Program, June 2017 – page 112

Different Levels of Services Inpatient Rehabilitation Hospital Nursing Home Average length of stay = 12.7 days Average length of stay = 38.4 days Discharge to community = 76.9% Discharge to community = 39.5% Requirements: Requirements: IRFs must also satisfy regulatory/policy requirements for hospitals, No similar requirement; Nursing homes are regulated as nursing including Medicare hospital conditions of participation. homes only All patients must be admitted by a rehab physician. No similar requirement Rehab physicians must re-confirm each admission within 24 hours. No similar requirement All patients, regardless of diagnoses/condition, must demonstrate need No similar requirement and receive at least three hours of daily intensive therapy. No similar requirement; some SNF patients may go a week or All patients must see a rehabilitation physician “in person” at least longer without seeing a physician, and often a non- three times weekly. rehabilitation physician. IRFs are required to provide 24 hour, 7 days per week nursing care; many nurses are RNs and rehab nurses. No similar requirement IRFs are required to use a coordinated interdisciplinary team approach No similar requirement; Nursing homes are not required to led by a rehab physician; includes a rehab nurse, a case manager, and a licensed therapist from each therapy discipline who must meet weekly provide care on a interdisciplinary basis and are not required to to evaluate/discuss each patient’s case. hold regular meetings for each patient. IRFs are required to follow stringent admission/coverage policies and Nursing homes have comparatively few policies governing the must carefully document justification for each admission; further number or types of patients they treat. restricted in number/type of patients (60% Rule). Encompass Health Source: MedPAC, Medicare Payment Policy, March 2018 - pages 215, 219, 226, 278, and 280 86

Supply of IRFs is Relatively Stable Average Annual Change Share of Medicare Discharges Type of IRF 2016 2004 2006 2008 2010 2013 2014 2015 2016 2006-2013 2013-2016 All IRFs 100% 1,221 1,225 1,202 1,179 1,161 1,177 1,182 1,188 -0.8% 0.8% Urban 93 1,024 1,018 1,001 981 977 1,013 1,020 1,026 -0.6 1.6 Rural 7 197 207 201 198 184 164 162 162 -1.7 -4.2 Freestanding 50 217 217 221 233 243 251 262 273 1.6 4.0 Hospital based 50 1,004 1,008 981 946 918 926 920 915 -1.3 -0.1 Nonprofit 41 768 758 738 729 677 681 681 676 -1.6 — For profit 52 292 299 291 294 322 338 352 370 1.1 4.7 Government 7 161 168 173 156 155 149 138 133 -1.1 -5.0 Encompass Health Source: MedPAC, Medicare Payment Policy, March 2018 - page 277 87

Inpatient Rehabilitation Sector Margins Share of Medicare Discharges Margins Type of IRF 2016 2004 2006 2008 2010 2012 2013 2014 2015 2016 All IRFs 100% 16.7% 12.5% 9.4% 8.6% 11.2% 11.5% 12.4% 13.8% 13.0% Urban 93 17.0 12.8 9.6 9.0 11.6 11.9 12.8 14.2 13.2 Rural 7 13.2 10.0 6.9 4.7 6.5 6.0 6.2 8.3 9.5 Freestanding 50 24.7 17.5 18.2 21.4 23.9 24.7 25.3 26.7 25.5 Hospital based 50 12.2 9.9 3.9 -0.5 0.7 -0.1 0.9 1.9 1.2 Nonprofit 41 12.8 11.0 5.3 2.1 2.1 1.1 2.0 3.5 2.0 For profit 52 24.4 16.3 16.9 19.6 22.9 23.4 23.8 24.8 23.9 Government 7 N/A N/A N/A N/A N/A N/A N/A N/A N/A Number of beds 1 to 10 2 3.7 -3.6 -4.9 -10.3 -6.9 -11.2 -10.8 -7.1 -10.3 11 to 24 22 10.5 7.3 1.2 -3.3 -1.2 -0.8 -0.2 -0.4 0.3 25 to 64 48 18.3 13.7 10.1 10.6 12.3 13.2 14.2 15.8 14.6 65 or more 28 21.5 17.8 17.3 17.5 21.0 20.0 20.7 22.9 22.0 Encompass Health Source: MedPAC, Medicare Payment Policy, March 2018 - page 285 88

Inpatient Rehabilitation Standardized Comparison of Costs Quartile   Characteristic Low Cost High Cost Median Standardized Type of IRF Cost Per Discharge Percent: Hospital based 38% 94% All IRFs $15,494 Freestanding 62 6 Hospital based 16,406 Median standardized Nonprofit 31 62 For profit 66 20 Freestanding 11,796 costs per discharge are lower for freestanding Government 3 17 IRFs and larger facilities. Nonprofit 16,311 Urban 94 80 For profit 13,315 Rural 6 20 Government 17,813 High margin IRFs Median Medicare Margin: (both hospital-based All 28.4% -22.1% Urban 15,185 and freestanding) are Hospital based 23.4 -22.1 Rural 17,914 concentrated in the Freestanding 31.0 -23.1 low-cost quartile of Median: Number of beds standardized costs. Number of beds 48 18 1 to 10 18,588 Occupancy rate 72% 53% 11 to 24 16,408 25 to 64 14,239 Median costs per discharge: 65 or more 12,103 All $11,490 $19,873 Hospital based 12,158 19,860 Freestanding 10,854 20,417 Encompass Health Source: MedPAC, Medicare Payment Policy, March 2018 - page 286 and 287 89

“60% Rule”: Medicare Regulation for IRFs The 60% Rule requires at least 60% of all patients admitted must have at least one medical diagnosis or functional impairment from a list of 13 compliant conditions (a.k.a. “compliant conditions” or “CMS-13”). 1983 2002 2004 2007 1983: 75% Rule 2007: 75% Rule established – 2002: IRF 2004: “New” 75% permanently changed to Requires 75% of IRF reimbursement Rule initiated with “60% Rule” with passage patients to have a transitions to a “new” list of of “Medicare, Medicaid qualifying condition prospective “qualifying & SCHIP Extension Act of if the IRF is to payment system conditions” 2007” maintain (“PPS”) reimbursement on a “cost plus” basis vs. 2002: CMS suspends Paid for through a “prospective” 75% Rule Medicare price rollback & ( i.e., fixed) basis. implementation 18-month freeze from 4/1/2008 to 9/30/2009 Encompass Health 90

IRF Qualifying Conditions Original Qualifying Conditions Current Qualifying Conditions 1. Stroke 1. Stroke 2. Brain injury 2. Brain injury 3. Amputation 3. Amputation 4. Spinal cord 4. Spinal cord 5. Fracture of the femur 5. Fracture of the femur 6. Neurological disorder 6. Neurological disorder 7. Multiple trauma 7. Multiple trauma 8. Congenital deformity 8. Congenital deformity 9. Burns 9. Burns 10. Osteoarthritis (after less intensive setting) 11. Rheumatoid arthritis (after less intensive setting) 10. Polyarthritis (includes “joint Became 12. Joint replacement replacement”) ■ Bilateral ■ Age ≥ 85 ■ Body Mass Index >50 13. Systemic vasculidities (after less-intensive setting) Since the implementation of the 60% Rule in 2007, the relative number of lower extremity fractures and lower extremity joint replacements treated in the Company’s IRFs has declined significantly. % of the Company’s Medicare Discharges Lower Extremity: 2005 2007 2009 2011 2013 2015 2017 Fractures (RIC 07) 13.1% 14.8% 13.6% 11.6% 10.2% 9.8% 8.9% Joint Replacements (RIC 08) 17.9% 11.8% 9.0% 7.6% 6.7% 5.5% 3.7% Encompass Health 91

Inpatient Rehabilitation Outlier Payments(7) # of IRFs Total Outlier Payments Avg Outlier Payment per Discharge Non- Non- Non- IRF Encompass Encompass Encompass Encompass Encompass Encompass Deciles Health Health Total Health Health Total % Health Health Total 90-100 — 112 112 $ — $ 134,977,428 $ 134,977,428 52.7% N/A $ 3,072 $ 3,072 80-90 2 110 112 $ 705,836 $ 46,878,724 $ 47,584,560 18.6% $ 1,373 $ 1,316 $ 1,317 70-80 1 112 113 $ 237,706 $ 27,515,884 $ 27,753,590 10.8% $ 113 $ 895 $ 845 60-70 5 108 113 $ 815,666 $ 16,985,379 $ 17,801,045 7.0% $ 170 $ 525 $ 480 50-60 7 106 113 $ 715,301 $ 10,810,889 $ 11,526,190 4.5% $ 96 $ 416 $ 345 40-50 9 104 113 $ 546,134 $ 6,900,730 $ 7,446,864 2.9% $ 54 $ 274 $ 212 30-40 19 94 113 $ 810,929 $ 3,917,683 $ 4,728,612 1.9% $ 45 $ 144 $ 105 20-30 29 84 113 $ 755,957 $ 2,168,627 $ 2,924,584 1.1% $ 31 $ 113 $ 67 10-20 27 85 112 $ 308,975 $ 871,995 $ 1,180,970 0.5% $ 12 $ 42 $ 26 More Efficient Less 0-10 27 85 112 $ 39,483 $ 61,960 $ 101,443 —% $ 1 $ 3 $ 2 Totals 126 1,000 1,126 $ 4,935,987 $ 251,089,299 $ 256,025,286 100.0% Outlier Observations: • 10% of IRFs receive 53% of the outlier payments; none of the 10% are Encompass Health IRFs. • The Company receives 1.9% of the IRF outlier payments despite treating approx. 30% of the Medicare patients/discharges. • As a result of outlier payments, CMS pays the Company approx. $845 less per discharge than other providers. • Capping the IRF industry outlier payments at 10% of each IRF’s total Medicare payments could save Medicare approx. $651 million over 10 years. Encompass Health Refer to pages 111-115 for end notes. 92

Segment Operating Results Encompass Health 93

Inpatient Rehabilitation Segment Adjusted EBITDA Q3 Q2 Q1 Q4 Q3 Q2 Q1 Full Year (In Millions) 2018 2018 2018 2017 2017 2017 2017 2017 Net operating revenues: Inpatient $ 798.4 $ 809.6 $ 817.1 $ 776.9 $ 758.2 $ 751.5 $ 752.7 $ 3,039.3 Outpatient and other 27.2 25.0 23.2 25.5 25.3 26.1 25.1 102.0 Total segment revenue* 825.6 834.6 840.3 802.4 783.5 777.6 777.8 3,141.3 Operating expenses: Salaries and benefits (423.6) (416.5) (424.2) (408.1) (403.2) (394.3) (398.2) (1,603.8) % of revenue 51.3% 49.9% 50.5% 50.9% 51.5% 50.7% 51.2% 51.1% Other operating expenses(a) (124.3) (126.9) (122.9) (120.4) (117.4) (112.9) (111.8) (462.5) Supplies (33.6) (34.7) (35.9) (35.1) (33.1) (33.8) (33.7) (135.7) Occupancy costs (15.9) (16.0) (15.5) (15.6) (15.7) (15.5) (15.1) (61.9) (173.8) (177.6) (174.3) (171.1) (166.2) (162.2) (160.6) (660.1) % of revenue 21.1% 21.3% 20.7% 21.3% 21.2% 20.9% 20.6% 21.0% Equity in nonconsolidated affiliates 1.9 1.6 2.0 1.7 1.9 1.8 1.9 7.3 Other income(b) 1.8 1.2 0.5 1.2 1.0 0.9 1.0 4.1 Noncontrolling interests(c) (19.0) (19.8) (20.5) (19.0) (16.7) (15.4) (16.5) (67.6) Segment Adjusted EBITDA $ 212.9 $ 223.5 $ 223.8 $ 207.1 $ 200.3 $ 208.4 $ 205.4 $ 821.2 In arriving at Adjusted EBITDA, the following was excluded: (a) (Gain) loss on disposal of assets $ (1.0) $ 2.4 $ 0.8 $ 1.3 $ 3.1 $ 0.8 $ (0.4) $ 4.8 (b) Change in fair market value of equity securities(25) $ 0.1 $ 0.4 $ 0.6 $ — $ — $ — $ — $ — (c) Tax reform impact on noncontrolling interests(26) $ — $ — $ — $ 0.5 $ — $ — $ — $ 0.5 Reconciliations to GAAP provided on pages 99-109. Refer to pages 111-115 for end notes. Encompass Health 94 * See page 36 for discussion of the Company’s adoption of a new revenue recognition accounting standard.

Home Health and Hospice Segment Adjusted EBITDA Q3 Q2 Q1 Q4 Q3 Q2 Q1 Full Year (In Millions) 2018 2018 2018 2017 2017 2017 2017 2017 Net operating revenues: Home health revenue $ 209.2 $ 204.8 $ 185.3 $ 186.3 $ 180.3 $ 171.9 $ 163.9 $ 702.4 Hospice revenue 32.8 28.3 20.4 20.1 17.8 16.9 15.4 70.2 Total segment revenue* 242.0 233.1 205.7 206.4 198.1 188.8 179.3 772.6 Operating expenses(a) Cost of services (114.6) (109.1) (98.6) (96.0) (92.1) (87.5) (87.7) (363.3) % of revenue 47.4% 46.8% 47.9% 46.5% 46.5% 46.3% 48.9% 47.0% Support and overhead costs (82.4) (80.8) (72.0) (73.8) (68.9) (67.7) (66.8) (277.2) % of revenue 34.0% 34.7% 35.0% 35.8% 34.8% 35.9% 37.3% 35.9% (197.0) (189.9) (170.6) (169.8) (161.0) (155.2) (154.5) (640.5) % of revenue 81.4% 81.5% 82.9% 82.3% 81.3% 82.2% 86.2% 82.9% Other income — 0.5 — — — — — — Equity in net income of nonconsolidated affiliates 0.2 0.4 0.3 0.1 0.2 0.2 0.2 0.7 Noncontrolling interests(b) (2.0) (2.5) (1.9) (2.3) (2.5) (1.0) (1.1) (6.9) Segment Adjusted EBITDA $ 43.2 $ 41.6 $ 33.5 $ 34.4 $ 34.8 $ 32.8 $ 23.9 $ 125.9 In arriving at Adjusted EBITDA, the following was excluded: (a) Gain on disposal of assets $ — $ — $ — $ — $ (0.1) $ — $ (0.1) $ (0.2) (b) SARs mark-to-market impact on noncontrolling interests(27) $ (0.3) $ (0.9) $ (1.0) $ — $ — $ — $ — $ — (b) Tax reform impact on noncontrolling interests(26) $ — $ — $ — $ 4.1 $ — $ — $ — $ 4.1 Reconciliations to GAAP provided on pages 99-109. Refer to pages 111-115 for end notes. Encompass Health 95 * See page 36 for discussion of the Company’s adoption of a new revenue recognition accounting standard.

Segment Operating Results Q3 2018 Q3 2017 Home Home Health and Health and (In Millions) IRF Hospice Reclasses Consolidated IRF Hospice Reclasses Consolidated Net operating revenues $ 825.6 $ 242.0 $ — $ 1,067.6 $ 783.5 $ 198.1 $ — $ 981.6 Operating Expenses: Inpatient Rehabilitation: Salaries and benefits (423.6) — (168.7) (592.3) (403.2) — (138.9) (542.1) Other operating expenses(a) (124.3) — (19.6) (143.9) (117.4) — (15.8) (133.2) Supplies (33.6) — (5.0) (38.6) (33.1) — (3.4) (36.5) Occupancy (15.9) — (3.7) (19.6) (15.7) — (2.9) (18.6) Home Health and Hospice: Cost of services sold (excluding depreciation and amortization) — (114.6) 114.6 — — (92.1) 92.1 — Support and overhead costs — (82.4) 82.4 — — (68.9) 68.9 — (597.4) (197.0) — (794.4) (569.4) (161.0) — (730.4) Other income(b) 1.8 — — 1.8 1.0 — — 1.0 Equity in net income of nonconsolidated affiliates 1.9 0.2 — 2.1 1.9 0.2 — 2.1 Noncontrolling interests(c) (19.0) (2.0) — (21.0) (16.7) (2.5) — (19.2) Segment Adjusted EBITDA $ 212.9 $ 43.2 $ — 256.1 $ 200.3 $ 34.8 $ — 235.1 General and administrative expenses(d) (31.8) (30.5) Adjusted EBITDA $ 224.3 $ 204.6 In arriving at Adjusted EBITDA, the following were excluded: (a) (Gain) loss on disposal of assets $ (1.0) $ — $ — $ (1.0) $ 3.1 $ (0.1) $ — $ 3.0 (b) Change in fair market value of $ 0.1 $ — $ — $ 0.1 $ — $ — $ — $ — equity securities(25) (c) SARs mark-to-market impact on $ — $ (0.3) $ — $ (0.3) $ — $ — $ — $ — noncontrolling interests(27) (d) Stock-based compensation $ — $ — $ — $ 18.1 $ — $ — $ — $ 9.2 Encompass Health Reconciliations to GAAP provided on pages 99-109; Refer to pages 111-115 for end notes. 96

Segment Operating Results Nine Months Ended September 30, 2018 Nine Months Ended September 30, 2017 Home Home Health and Health and (In Millions) IRF Hospice Reclasses Consolidated IRF Hospice Reclasses Consolidated Net operating revenues $ 2,500.5 $ 680.8 $ — $ 3,181.3 $ 2,338.9 $ 566.2 $ — $ 2,905.1 Operating Expenses: Inpatient Rehabilitation: Salaries and benefits (1,264.3) — (476.4) (1,740.7) (1,195.7) — (404.3) (1,600.0) Other operating expenses(a) (374.1) — (57.2) (431.3) (342.1) — (47.9) (390.0) Supplies (104.2) — (13.6) (117.8) (100.6) — (10.0) (110.6) Occupancy (47.4) — (10.3) (57.7) (46.3) — (8.5) (54.8) Home Health and Hospice: Cost of services sold (excluding depreciation and amortization) — (322.3) 322.3 — — (267.3) 267.3 — Support and overhead costs — (235.2) 235.2 — — (203.4) 203.4 — (1,790.0) (557.5) — (2,347.5) (1,684.7) (470.7) — (2,155.4) Other income(b) 3.5 0.5 — 4.0 2.9 — — 2.9 Equity in net income of nonconsolidated affiliates 5.5 0.9 — 6.4 5.6 0.6 — 6.2 Noncontrolling interests(c) (59.3) (6.4) — (65.7) (48.6) (4.6) — (53.2) Segment Adjusted EBITDA $ 660.2 $ 118.3 $ — 778.5 $ 614.1 $ 91.5 $ — 705.6 General and administrative expenses(d)(e) (99.3) (90.7) Adjusted EBITDA $ 679.2 $ 614.9 In arriving at Adjusted EBITDA, the following were excluded: (a) Loss (gain) on disposal of assets $ 2.2 $ — $ — $ 2.2 $ 3.5 $ (0.2) $ — $ 3.3 (b) Change in fair market value of $ 1.1 $ — $ — $ 1.1 $ — $ — $ — $ — equity securities(25) (c) SARs mark-to-market impact on $ — $ (2.2) $ — $ (2.2) $ — $ — $ — $ — noncontrolling interests(27) (d) Stock-based compensation $ — $ — $ — $ 65.6 $ — $ — $ — $ 37.9 (e) Transaction costs $ — $ — $ — $ 1.0 $ — $ — $ — $ — Encompass Health Reconciliations to GAAP provided on pages 99-109; Refer to pages 111-115 for end notes. 97

Segment Operating Results Year Ended December 31, 2017 Home Health and (In Millions) IRF Hospice Reclasses Consolidated Net operating revenues $ 3,141.3 $ 772.6 $ — $ 3,913.9 Operating Expenses: Inpatient Rehabilitation: Salaries and benefits (1,603.8) — (550.8) (2,154.6) Other operating expenses(a) (462.5) — (64.5) (527.0) Supplies (135.7) — (13.6) (149.3) Occupancy (61.9) — (11.6) (73.5) Home Health and Hospice: Cost of services sold (excluding depreciation and amortization) — (363.3) 363.3 — Support and overhead costs — (277.2) 277.2 — (2,263.9) (640.5) — (2,904.4) Other income 4.1 — — 4.1 Equity in net income of nonconsolidated affiliates 7.3 0.7 — 8.0 Noncontrolling interest(b) (67.6) (6.9) — (74.5) Segment Adjusted EBITDA $ 821.2 $ 125.9 $ — 947.1 General and administrative expenses(c) (124.0) Adjusted EBITDA $ 823.1 In arriving at Adjusted EBITDA, the following were excluded: (a) Loss (gain) on disposal of assets $ 4.8 $ (0.2) $ — $ 4.6 (26) (b) Tax reform impact on noncontrolling interests $ 0.5 $ 4.1 $ — $ 4.6 (c) Stock-based compensation $ — $ — $ — $ 47.7 Encompass Health Reconciliations to GAAP provided on pages 99-109; Refer to pages 111-115 for end notes. 98

Reconciliations to GAAP and Share Information Encompass Health 99

Reconciliation of Net Income to Adjusted EBITDA(9) 2018 Q1 Q2 Q3 9 Months (in millions, except per share data) Total Per Share Total Per Share Total Per Share Total Per Share Net Income $ 105.2 $ 113.2 $ 109.3 $ 327.7 Loss (income) from disc ops, net of tax, attributable to Encompass Health 0.5 (0.2) 0.1 0.4 Net income attributable to noncontrolling interests (21.4) (21.4) (20.7) (63.5) Income from continuing operations attributable to Encompass Health* 84.3 $ 0.85 91.6 $ 0.92 88.7 $ 0.89 264.6 $ 2.65 Provision for income tax expense 30.0 29.3 30.2 89.5 Interest expense and amortization of debt discounts and fees 35.6 37.7 37.3 110.6 Depreciation and amortization 45.9 49.7 51.2 146.8 Net noncash loss (gain) on disposal of assets 0.8 2.4 (1.0) 2.2 Stock-based compensation expense 26.1 21.4 18.1 65.6 Transaction costs 1.0 — — 1.0 SARs mark-to-market impact on noncontrolling interests(27) (1.0) (0.9) (0.3) (2.2) Change in fair market value of equity securities(25) 0.6 0.4 0.1 1.1 Adjusted EBITDA $ 223.3 $ 231.6 $ 224.3 $ 679.2 Weighted average common shares outstanding: Basic 97.8 97.9 98.0 97.9 Diluted 99.4 99.6 100.0 99.7 * Per share amounts for each period presented are based on diluted weighted-average shares outstanding. Encompass Health 100 Refer to pages 111-115 for end notes.

Reconciliation of Net Income to Adjusted EBITDA(9) 2017 Q1 Q2 Q3 Q4 Full Year Per Per Per Per Per (in millions, except per share data) Total Share Total Share Total Share Total Share Total Share Net Income $ 84.4 $ 79.4 $ 85.1 $ 86.5 $ 335.4 Loss (income) from disc ops, net of tax, attributable to Encompass Health 0.3 (0.2) 0.1 0.2 0.4 Net income attributable to noncontrolling interests (17.6) (16.4) (19.2) (25.9) (79.1) Income from continuing operations attributable to Encompass Health* 67.1 $ 0.70 62.8 $ 0.66 66.0 $ 0.67 60.8 $ 0.61 256.7 $ 2.69 Provision for income tax expense 39.7 28.6 43.1 49.2 160.6 Interest expense and amortization of debt discounts and fees 41.3 40.4 36.8 35.9 154.4 Depreciation and amortization 45.2 45.8 46.2 46.6 183.8 Loss on early extinguishment of debt(28) — 10.4 0.3 — 10.7 Net noncash (gain) loss on disposal of assets (0.5) 0.8 3.0 1.3 4.6 Stock-based compensation expense 8.0 20.7 9.2 9.8 47.7 Tax reform impact on noncontrolling interests(26) — — — 4.6 4.6 Adjusted EBITDA $ 200.8 $ 209.5 $ 204.6 $ 208.2 $ 823.1 Weighted average common shares outstanding: Basic 88.8 90.3 97.8 97.6 93.7 Diluted 99.0 98.9 99.0 99.2 99.3 * Per share amounts for each period presented are based on diluted weighted-average shares outstanding. Encompass Health 101 Refer to pages 111-115 for end notes.

Reconciliation of Segment Adjusted EBITDA to Income from Continuing Operations Before Income Tax Expense Three Months Ended Nine Months Ended Year Ended September 30, September 30, December 31, 2018 2017 2018 2017 2017 (In Millions) Total segment Adjusted EBITDA $ 256.1 $ 235.1 $ 778.5 $ 705.6 $ 947.1 General and administrative expenses (49.9) (39.7) (165.9) (128.6) (171.7) Depreciation and amortization (51.2) (46.2) (146.8) (137.2) (183.8) Gain (loss) on disposal of assets 1.0 (3.0) (2.2) (3.3) (4.6) Loss on early extinguishment of debt — (0.3) — (10.7) (10.7) Interest expense and amortization of debt discounts and fees (37.3) (36.8) (110.6) (118.5) (154.4) Net income attributable to noncontrolling interests 20.7 19.2 63.5 53.2 79.1 SARs mark-to-market impact on noncontrolling interests(27) 0.3 — 2.2 — — Change in fair market value of equity securities(25) (0.1) — (1.1) — — Tax reform impact on noncontrolling interests(26) — — — — (4.6) Income from continuing operations before income tax expense $ 139.6 $ 128.3 $ 417.6 $ 360.5 $ 496.4 Encompass Health Refer to pages 111-115 for end notes. 102

Adjusted EPS(10) - Q3 2018 For the Three Months Ended September 30, 2018 Adjustments Mark-to-Market Change in Adjustment for Fair Market Stock Value of As Compensation Income Tax Equity As Reported Expense Adjustments Securities(25) Adjusted (In Millions, Except Per Share Amounts) Adjusted EBITDA $ 224.3 $ — $ — $ — $ 224.3 Depreciation and amortization (51.2) — — — (51.2) Interest expense and amortization of debt discounts and fees (37.3) — — — (37.3) Stock-based compensation (18.1) 4.2 — — (13.9) Gain on disposal of assets 1.0 — — — 1.0 SARs mark-to-market impact on noncontrolling interests(27) 0.3 (0.3) — — — Change in fair market value of equity securities(25) (0.1) — — 0.1 — Income from continuing operations before income tax expense 118.9 3.9 — 0.1 122.9 Provision for income tax expense (30.2) (1.1) (0.7) — (32.0) Income from continuing operations attributable to Encompass Health $ 88.7 $ 2.8 $ (0.7) $ 0.1 $ 90.9 Add: Interest, amortization, and loss on extinguishment of convertible debt, net of tax — — Numerator for diluted earnings per share $ 88.7 $ 90.9 Diluted earnings per share from continuing operations, as reported* $ 0.89 $ 0.03 $ (0.01) $ — $ 0.91 Diluted shares used in calculation 100.0 Encompass Health Reconciliation to GAAP provided on pages 99-109. Refer to pages 111-115 for end notes. 103 * Adjusted EPS may not sum across due to rounding.

Adjusted EPS(10) - Q3 2017 For the Three Months Ended September 30, 2017 Adjustments Mark-to- Market Adjustment on Stock Loss on Early As Compensation Extinguishment Income Tax As Reported Expense of Debt Adjustments Adjusted (In Millions, Except Per Share Amounts) Adjusted EBITDA $ 204.6 $ — $ — $ — $ 204.6 Depreciation and amortization (46.2) — — — (46.2) Loss on early extinguishment of debt (0.3) — 0.3 — — Interest expense and amortization of debt discounts and fees (36.8) — — — (36.8) Stock-based compensation (9.2) (1.0) — — (10.2) Loss on disposal of assets (3.0) — — — (3.0) Income from continuing operations before income tax expense 109.1 (1.0) 0.3 — 108.4 Provision for income tax expense (43.1) 0.4 (0.1) (0.4) (43.2) Income from continuing operations attributable to Encompass Health $ 66.0 $ (0.6) $ 0.2 $ (0.4) $ 65.2 Add: Interest, amortization, and loss on extinguishment of convertible debt, net of tax — — Numerator for diluted earnings per share $ 66.0 $ 65.2 Diluted earnings per share from continuing operations, as reported* $ 0.67 $ (0.01) $ — $ — $ 0.66 Diluted shares used in calculation 99.0 Encompass Health Reconciliation to GAAP provided on pages 99-109. Refer to pages 111-115 for end notes. 104 * Adjusted EPS may not sum across due to rounding.

Adjusted EPS(10) - YTD 2018 For the Nine Months Ended September 30, 2018 Adjustments Mark-to-Market Change in Adjustment for Fair Market Stock Value of As Compensation Income Tax Transaction Equity As Reported Expense Adjustments Costs Securities(25) Adjusted (In Millions, Except Per Share Amounts) Adjusted EBITDA $ 679.2 $ — $ — $ — $ — $ 679.2 Depreciation and amortization (146.8) — — — — (146.8) Interest expense and amortization of debt discounts and fees (110.6) — — — — (110.6) Stock-based compensation (65.6) 26.6 — — — (39.0) Loss on disposal of assets (2.2) — — — — (2.2) Transaction costs (1.0) — — 1.0 — — SARs mark-to-market impact on noncontrolling interests(27) 2.2 (2.2) — — — — Change in fair market value of equity securities(25) (1.1) — — — 1.1 — Income from continuing operations before income tax expense 354.1 24.4 — 1.0 1.1 380.6 Provision for income tax expense (89.5) (6.8) (1.4) (0.3) (0.3) (98.3) Income from continuing operations attributable to Encompass Health $ 264.6 $ 17.6 $ (1.4) $ 0.7 $ 0.8 $ 282.3 Add: Interest, amortization, and loss on extinguishment of convertible debt, net of tax — — Numerator for diluted earnings per share $ 264.6 $ 282.3 Diluted earnings per share from continuing operations, as reported* $ 2.65 $ 0.18 $ (0.01) $ 0.01 $ 0.01 $ 2.83 Diluted shares used in calculation 99.7 Encompass Health Reconciliation to GAAP provided on pages 99-109. Refer to pages 111-115 for end notes. 105 * Adjusted EPS may not sum across due to rounding.

Adjusted EPS(10) - YTD 2017 For the Nine Months Ended September 30, 2017 Adjustments Mark-to-Market Adjustment for Stock Loss on Early As Compensation Extinguishment Income Tax As Reported Expense(27) of Debt Adjustments Adjusted (In Millions, Except Per Share Amounts) Adjusted EBITDA $ 614.9 $ — $ — $ — $ 614.9 Depreciation and amortization (137.2) — — — (137.2) Loss on early extinguishment of debt(28) (10.7) — 0.3 — (10.4) Interest expense and amortization of debt discounts and fees (118.5) — — — (118.5) Stock-based compensation (37.9) 13.9 — — (24.0) Loss on disposal of assets (3.3) — — — (3.3) Income from continuing operations before income tax expense 307.3 13.9 0.3 — 321.5 Provision for income tax expense (111.4) (5.6) (0.1) (10.4) (127.5) Income from continuing operations attributable to Encompass Health $ 195.9 $ 8.3 $ 0.2 $ (10.4) $ 194.0 Add: Interest, amortization, and loss on extinguishment of convertible debt, net of tax 10.8 10.8 Numerator for diluted earnings per share $ 206.7 $ 204.8 Diluted earnings per share from continuing operations, as reported* $ 2.08 $ 0.08 $ — $ (0.10) $ 2.07 Diluted shares used in calculation 99.1 Encompass Health Reconciliation to GAAP provided on pages 99-109. Refer to pages 111-115 for end notes. 106 * Adjusted EPS may not sum across due to rounding.

Adjusted EPS(10) - 2017 For the Year Ended December 31, 2017 Adjustments Mark-to- Market Adjustment for Stock Loss on Early As Compensation Tax Reform Extinguishment Income Tax As Reported Expense(27) Impact(26) of Debt(28) Adjustments(29) Adjusted (In Millions, Except Per Share Amounts) Adjusted EBITDA $ 823.1 $ — $ — $ — $ — $ 823.1 Depreciation and amortization (183.8) — — — — (183.8) Loss on early extinguishment of debt(28) (10.7) — — 0.3 — (10.4) Interest expense and amortization of debt discounts and fees (154.4) — — — — (154.4) Stock-based compensation (47.7) 13.3 — — — (34.4) Loss on disposal of assets (4.6) — — — — (4.6) Tax reform impact of noncontrolling interests(26) (4.6) — 4.6 — — — Income from continuing operations before income tax expense 417.3 13.3 4.6 0.3 — 435.5 Provision for income tax expense (160.6) (5.3) 1.2 (0.1) (7.7) (172.5) Income from continuing operations attributable to Encompass Health $ 256.7 $ 8.0 $ 5.8 $ 0.2 $ (7.7) $ 263.0 Add: Interest, amortization, and loss on extinguishment of convertible debt, net of tax 10.8 10.8 Numerator for diluted earnings per share $ 267.5 $ 273.8 Diluted earnings per share from continuing operations, as reported* $ 2.69 $ 0.08 $ 0.06 $ — $ (0.08) $ 2.76 Diluted shares used in calculation 99.3 Encompass Health Reconciliation to GAAP provided on pages 99-109. Refer to pages 111-115 for end notes. 107 * Adjusted EPS may not sum across due to rounding.

Adjusted Free Cash Flow History(11) Q3 9 Months Full Year (In Millions) 2018 2017 2018 2017 2017 2016 Net cash provided by operating activities $ 198.5 $ 174.9 $ 584.0 $ 506.9 $ 658.3 $ 634.4 Impact of discontinued operations 0.1 0.1 0.7 0.7 0.6 0.7 Net cash provided by operating activities of continuing operations 198.6 175.0 584.7 507.6 658.9 635.1 Capital expenditures for maintenance (33.2) (37.6) (105.3) (92.1) (138.3) (104.2) Distributions paid to noncontrolling interests of consolidated affiliates (21.3) (14.2) (56.5) (38.3) (51.9) (64.9) Items non-indicative of ongoing operating performance: Cash paid for professional fees — accounting, tax, and legal — — — — — 1.9 Transaction costs and related assumed liabilities (0.7) — (2.4) — — 0.8 Net premium on bond issuance/repayment — — — — — 5.8 Cash paid for SARs exercise — — 4.3 — — — Adjusted free cash flow $ 143.4 $ 123.2 $ 424.8 $ 377.2 $ 468.7 $ 474.5 Cash dividends on common stock(12) $ 24.5 $ 23.5 $ 74.4 $ 67.0 $ 91.5 $ 83.8 Information regarding investing and financing categories of the statement of cash flows for the periods presented can be found on Encompass Health’s website in the Earnings Releases for those periods. Encompass Health Refer to pages 111-115 for end notes. 108

Net Cash Provided by Operating Activities Reconciled to Adjusted EBITDA Q3 9 Months Full Year (In Millions) 2018 2017 2018 2017 2017 2016 2015 2014 2013 Net cash provided by operating activities $ 198.5 $ 174.9 $ 584.0 $ 506.9 $ 658.3 $ 640.2 $ 505.9 $ 458.9 $ 477.8 Professional fees — accounting, tax, and legal — — — — — 1.9 3.0 9.3 9.5 Interest expense and amortization of debt discounts and fees 37.3 36.8 110.6 118.5 154.4 172.1 142.9 109.2 100.4 Equity in net income of nonconsolidated affiliates 2.1 2.1 6.4 6.2 8.0 9.8 8.7 10.7 11.2 Net income attributable to noncontrolling interests in continuing operations (20.7) (19.2) (63.5) (53.2) (79.1) (70.5) (69.7) (59.7) (57.8) Amortization of debt-related items (1.0) (1.0) (3.0) (7.7) (8.7) (13.8) (14.3) (12.7) (5.0) Distributions from nonconsolidated affiliates (2.0) (2.2) (5.5) (6.6) (8.6) (8.5) (7.7) (12.6) (11.4) Current portion of income tax expense 34.6 36.0 97.5 60.1 85.0 31.0 14.8 13.3 6.3 Change in assets and liabilities (24.8) (23.5) (47.1) (11.2) 7.4 30.1 82.7 48.8 17.1 Tax reform impact on noncontrolling interests (26) — — — — 4.6 — — — — Cash used in operating activities of discontinued operations 0.1 0.1 0.7 0.7 0.6 0.7 0.7 1.2 1.9 Transaction costs — — 1.0 — — — 12.3 9.3 — SARS mark-to-market impact on noncontrolling interests(27) (0.3) — (2.2) — — — — — — Change in fair market value of equity securities(25) 0.1 — 1.1 — — — — — — Other 0.4 0.6 (0.8) 1.2 1.2 0.6 3.2 1.9 1.6 Adjusted EBITDA $ 224.3 $ 204.6 $ 679.2 $ 614.9 $ 823.1 $ 793.6 $ 682.5 $ 577.6 $ 551.6 Information regarding investing and financing categories of the statement of cash flows for the periods presented can be found on Encompass Health’s website in the Earnings Releases for those periods. Encompass Health Refer to pages 111-115 for end notes. 109

Share Information Weighted Average for the Period Q3 9 Months Full Year 2018 2017 2018 2017 2017 2016 2015 Basic shares outstanding(30) 98.0 97.8 97.9 92.3 93.7 89.1 89.4 Convertible perpetual preferred stock(31) — — — — — — 1.0 Convertible senior subordinated notes(30) — — — 5.4 4.0 8.5 8.3 Restricted stock awards, dilutive stock options, restricted stock units, and common stock warrants(32) 2.0 1.2 1.8 1.4 1.6 1.9 2.3 Diluted shares outstanding 100.0 99.0 99.7 99.1 99.3 99.5 101.0 End of Period Q3 9 Months Full Year (Millions) 2018 2017 2018 2017 2017 2016 2015 Basic shares outstanding(30) 98.0 97.6 98.0 97.6 97.6 88.3 89.3 Encompass Health Refer to pages 111-115 for end notes. 110

End Notes Encompass Health 111

End Notes (1) Under this program, Joint Commission accredited organizations, like the Company’s IRFs, may seek certification for chronic diseases or conditions such as brain injury or stroke rehabilitation by complying with Joint Commission standards, effectively using evidence-based clinical practice guidelines to manage and optimize patient care, and using an organized approach to performance measurement and evaluation of clinical outcomes. Obtaining such certifications demonstrates the Company’s commitment to excellence in providing disease-specific care. (2) Data compares Encompass Health IRFs to IRFs comprising the Uniform Data System for Medical Rehabilitation (“UDSMR”), a division of UB Foundation Activities, Inc., a data gathering and analysis organization for the rehabilitation industry which represents approximately 80% of the industry, including Encompass Health sites. Data is adjusted by applying Encompass Health IRF case-mix to non-Encompass Health UDS IRFs. (3) Source: https://data.medicare.gov/data/home-health-compare. Data on this page was published in October 2018 and reflects OASIS and HHCAHPS Survey data collected from April 2017 through March 2018 and claims-based data collected from January 2017 through December 2017. (4) The 126 for Encompass Health excludes the inpatient rehabilitation hospitals at Novant Health Rehabilitation Hospital, an affiliate of Encompass Health (opened October 2018), Encompass Health Rehabilitation Hospital of Hilton Head (opened June 2018), Encompass Health Rehabilitation Hospital of Shelby County (opened April 2018), and Encompass Health Rehabilitation Hospital of Pearland (opened October 2017). The 126 does include HealthSouth Rehabilitation Hospital of Fort Worth, which closed in May 2018. (5) In 2017, the Company averaged 1,386 total Medicare and non-Medicare discharges per IRF in its then 123 consolidated IRFs that were open the full year. (6) Case Mix Index (CMI) from the rate-setting file is adjusted for short-stay transfer cases. The Company’s unadjusted CMI for 2017 was 1.36 versus 1.34 for the industry as measured by UDSMR. (7) Source: FY 2019 CMS Final Rule Rate Setting File and the last publicly available Medicare cost reports (FYE 2016/2017) or in the case of new IRFs, the June 2018 CMS Provider of Service File. a. All data provided was filtered and compiled from the Centers for Medicare and Medicaid Services (CMS) Fiscal Year 2019 IRF Final Rule Rate Setting File found at https://www.cms.gov/Medicare/Medicare-Fee-for-Service-Payment/InpatientRehabFacPPS/Downloads/ FY2019_datafiles_final.zip. The data presented was developed entirely by CMS and is based on its definitions which are different in form and substance from the criteria Encompass Health uses for external reporting purposes. Because CMS does not provide its detailed methodology, Encompass Health is not able to reconstruct the CMS projections or the calculation. b. The CMS file contains data for each of the 1,126 inpatient rehabilitation facilities used to estimate the policy updates for the FY 2019 IRF-PPS Final Rule. Most of the data represents historical information from the CMS fiscal year 2017 period and may or may not reflect the same Encompass Health hospitals in operation today. The data presented was separated into three categories: Freestanding, Units, and Encompass Health. Encompass Health is a subset of Freestanding and the Total. (8) The Budget Control Act of 2011 included a reduction of up to 2% to Medicare payments for all providers that began on April 1, 2013 (as modified by H.R. 8). The reduction was made from whatever level of payment would otherwise have been provided under Medicare law and regulation. (9) Adjusted EBITDA is a non-GAAP financial measure. The Company’s leverage ratio (total consolidated debt to Adjusted EBITDA for the trailing four quarters) is, likewise, a non-GAAP measure. Management and some members of the investment community utilize Adjusted EBITDA as a financial measure and the leverage ratio as a liquidity measure on an ongoing basis. These measures are not recognized in accordance with GAAP and should not be viewed as an alternative to GAAP measures of performance or liquidity. In evaluating Adjusted EBITDA, the reader should be aware that in the future the Company may incur expenses similar to the adjustments set forth. Further explanation and disclosure relating to Adjusted EBITDA are included in the Company’s Form 8-K, dated January 7, 2019, to which this Investor Reference Book is attached as Exhibit 99.2. Encompass Health 112

End Notes, con't. (10) The Company is providing adjusted earnings per share from continuing operations attributable to Encompass Health (“adjusted earnings per share”), which is a non-GAAP measure. The Company believes the presentation of adjusted earnings per share provides useful additional information to investors because it provides better comparability of ongoing operating performance to prior periods given that it excludes the impact of government, class action, and related settlements, professional fees - accounting, tax, and legal, mark-to-market adjustments for stock appreciation rights, gains or losses related to hedging and equity instruments, loss on early extinguishment of debt, adjustments to its income tax provision (such as valuation allowance adjustments and settlements of income tax claims), items related to corporate and facility restructurings, and certain other items deemed to be non-indicative of ongoing operating performance. It is reasonable to expect that one or more of these excluded items will occur in future periods, but the amounts recognized can vary significantly from period to period and may not directly relate to the Company’s ongoing operating performance. Accordingly, they can complicate comparisons of the Company’s results of operations across periods and comparisons of the Company’s results to those of other healthcare companies. Adjusted earnings per share should not be considered as a measure of financial performance under generally accepted accounting principles in the United States as the items excluded from it are significant components in understanding and assessing financial performance. Because adjusted earnings per share is not a measurement determined in accordance with GAAP and is thus susceptible to varying calculations, it may not be comparable as presented to other similarly titled measures of other companies. Further explanation and disclosure relating to adjusted EPS are included in the Company’s Form 8-K, dated January 7, 2019, to which this Investor Reference Book is attached as Exhibit 99.2. (11) Definition of adjusted free cash flow, which is a non-GAAP measure, is net cash provided by operating activities of continuing operations minus capital expenditures for maintenance, dividends paid on preferred stock, distributions to noncontrolling interests, and certain other items deemed to be non- indicative of ongoing operating performance, including government, class action, and related settlements and transaction costs. Common stock dividends are not included in the calculation of adjusted free cash flow. Because this measure is not determined in accordance with GAAP and is susceptible to varying calculations, it may not be comparable to other similarly titled measures presented by other companies. Further explanation and disclosure relating to adjusted free cash flow are included in the Company’s Form 8-K, dated January 7, 2019, to which this Investor Reference Book is attached as Exhibit 99.2. (12) On July 21, 2016, the board of directors approved a $0.01 per share, or 4.3%, increase to the quarterly cash dividend on the Company’s common stock, bringing the quarterly cash dividend to $0.24 per common share. On July 20, 2017, the board of directors approved a $0.01 per share, or 4.2%, increase to the quarterly cash dividend on the Company’s common stock, bringing the quarterly cash dividend to $0.25 per common share. On July 24, 2018, the board of directors approved a $0.02 per share, or 8.0%, increase to the quarterly cash dividend on the Company’s common stock, bringing the quarterly cash dividend to $0.27 per common share. (13) On October 28, 2013, the Company announced its board of directors authorized the repurchase of up to $200 million of its common stock. On February 14, 2014, the Company's board approved an increase in this common stock repurchase authorization from $200 million to $250 million. As of June 30, 2018, the remaining repurchase authorization was approximately $58 million. On July 24, 2018, the Company's board approved resetting the aggregate common stock repurchase authorization to $250 million. As of December 31, 2018, the remaining repurchase authorization was $250 million. (14) Beginning in FY 2020, CMS will no longer utilize the functional assessment items contained in the FIMTM instrument as part of the IRF Patient Assessment Instrument. This will affect patients’ classification into case-mix groupings and length-of-stay values under the IRF-PPS. CMS will be further modifying the case-mix groupings, length-of-stay values and other definitions in the FY 2020 Notice of Proposed Rulemaking after incorporating a second year of data in its regression modeling. At present, we are unable to determine the impact the changes to the case-mix classification system starting in FY 2020 would have on Medicare payments beginning October 1, 2019. Encompass Health 113

End Notes, con't. (15) The Bipartisan Budget Act (“BBA”) of 2018, signed into law on February 9, 2018, provides for a home health market basket update of 1.5% for CY 2020 and the elimination of any productivity adjustment to the market basket for that year. It also provides for the extension of the rural add-on adjustment through 2022, albeit declining in amount along the way. Additionally, it requires that a new case mix payment model be introduced in 2020 that would be based on a 30-day unit of service, not include therapy thresholds as a component of the system, and be implemented in a budget neutral manner. On October 31, 2018, CMS released its Notice of Final Rulemaking for CY 2019, which finalizes significant changes to the HH-PPS that would be effective on or after January 1, 2020. These changes would include the implementation of a new home health payment system, called the Patient- Driven Groupings Model (“PDGM”), as mandated by the BBA of 2018 discussed above. The PDGM would use 30-day payment periods and rely more heavily on clinical characteristics and other patient information (such as principal diagnosis, functional level, referral source, and timing), rather than the current therapy service-use thresholds, to set payments. It is too early to assess the potential effect of PDGM on our business in 2020. The details of the rule are likely to change before the rule goes into effect. We cannot at this time assess potential changes to our patient mix between now and 2020. Current projections do not account for actions we may take to adapt to the rule. To achieve budget neutrality, CMS assumed behavioral changes will offset a 6.4% reduction in the base rate. Based on 2017 data, and assuming no change in the foregoing and other factors, which are subject to potentially significant change, we estimate an approximate 5.1% incremental reduction in Medicare payments assuming the PDGM is implemented on a budget neutral basis. We are unable to assess the likelihood or effect of these potential behavioral changes. (16) The Company estimates the expected impact of each rule utilizing, among other things, the acuity of its patients over the 8-month (home health segment) to 12-month (inpatient rehabilitation segment) period prior to each rule’s release and incorporates other adjustments included in each rule. These estimates are prior to the impact of sequestration. (17) Quality reporting requirements and potential penalties were enabled for IRFs as part of the Healthcare Reform Bill (PPACA). The IMPACT Act of 2014 requires additional quality and clinical data reporting for IRFs to be subject to the original 2% penalty. (18) Pre-opening expenses include expenses for training new employees on the clinical information system, which vary based on the timing of the first admission. (19) The leverage ratio is based on trailing four quarters of Adjusted EBITDA. (20) Represents discharges from 128 consolidated hospitals in Q3 2018; 127 consolidated hospitals in Q2 2018; 126 consolidated hospitals in Q1 2018 and Q4 2017; 125 consolidated hospitals in Q3 2017; 124 consolidated hospitals in Q2 2017; and 122 consolidated hospitals in Q1 2017 (21) Full-time equivalents included in the table represent Encompass Health employees who participate in or support the operations of our hospitals and include an estimate of full-time equivalents related to contract labor. (22) Employees per occupied bed, or “EPOB,” is calculated by dividing the number of full-time equivalents, including an estimate of full-time equivalents from the utilization of contract labor, by the number of occupied beds during each period. The number of occupied beds is determined by multiplying the number of licensed beds by the Company’s occupancy percentage. (23) Represents home health admissions from 214 consolidated locations in Q3 2018; 213 consolidated locations in Q2 2018; 196 consolidated locations in Q1 2018; 198 consolidated locations in Q4 2017; 196 consolidated locations in Q3 2017; and 191 consolidated locations in Q2 2017 and Q1 2017 (24) Represents hospice admissions from 57 locations in Q3 2018 and Q2 2018; 38 locations in Q1 2018; 37 locations in Q4 2017, Q3 2017 and Q2 2017; and 35 locations in Q1 2017 (25) During the first quarter of 2018, the Company adopted Accounting Standards Update No. 2016-01, “Financial Instruments - Overall (Topic 825): Recognition and Measurement of Financial Assets and Liabilities,” and began recognizing mark-to-market gains and losses associated with available-for- sale securities through net income instead of accumulated other comprehensive income. Encompass Health 114

End Notes, con't. (26) The application of the lower income tax rate that resulted from the Tax Cuts and Jobs Act to the Company’s net deferred tax assets resulted in a net $1.2 million increase in tax expense in Q4 2017. Application of the new tax rate to the Company’s joint venture entities’ deferred tax liabilities resulted in a net reduction in tax expense in Q4 2017. The Company’s joint venture partners’ share of this net tax benefit was $4.6 million, which resulted in an increase in noncontrolling interest expense in Q4 2017. (27) In connection with the acquisition of Encompass Home Health & Hospice, the Company granted stock appreciation rights based on the fair value of the common stock of HealthSouth Home Health Holdings, Inc. to certain members of Encompass Home Health & Hospice management. The fair value of Holdings’ common stock is the amount by which the product of the trailing 12-month adjusted EBITDA for Holdings and the median market EBITDA multiple based on a basket of public home health companies and certain public home health acquisition transactions exceeds the initial fair value assigned to the Holdings’ stock. The fair value also takes into consideration the balance of the intercompany note in place and the net debt of Holdings. The fair value of these SARs will vary from period to period primarily based on the performance of the Company’s home health and hospice segment and the change in the median market multiple. Half of the SARs vest of January 1, 2019, and the other half vest on January 1, 2020. Once vested, they are exercisable until they expire on December 31, 2024 or in connection with termination of employment. As of September 30, 2018, the fair value of the SARs was approximately $75 million. (28) The interest and amortization and the loss on early extinguishment of debt related to the convertible senior subordinated notes must be added to income from continuing operations when calculating diluted earnings per share because the debt was assumed to have been converted at the beginning of the period, and the applicable shares were included in the diluted share count. (29) New guidance in ASU 2016-09, “Improvements to Employee Share-Based Payment Accounting,” requires entities to record all of the tax effects related to share-based payment at settlement (or expiration) through the income statement. Historically, the Company recorded such tax effects to equity. (30) In November 2013, the Company closed separate, privately negotiated exchanges in which it issued $320 million of 2.0% Convertible Senior Subordinated Notes due 2043 in exchange for 257,110 shares of its 6.5% Series A Convertible Perpetual Preferred Stock. The Company recorded ~$249 million as debt and ~$71 million as equity. In May 2017, the Company provided notice of its intent to redeem all $320 million of outstanding convertible notes. In lieu of receiving the redemption price, the holders had the right to convert their notes into shares of the Company’s common stock at a conversion rate of 27.2221 shares per $1,000 principal amount of Notes, which rate was increased by a make-whole premium. In the aggregate, holders of $319.4 million in principal elected to convert, which resulted in the Company issuing 8,895,483 shares of common stock (approximately 8.6 million shares were previously included in the diluted share count). The remaining $0.6 million of principal was redeemed by cash payment. (31) In March 2006, the Company completed the sale of 400,000 shares of its 6.5% Series A Convertible Perpetual Preferred Stock. In Q4 2013, the Company exchanged $320 million of newly issued 2.0% Convertible Senior Subordinated Notes due 2043 for 257,110 shares of its outstanding preferred stock. In April 2015, the Company exercised its rights to force conversion of all outstanding shares of its preferred stock. On the conversion date, each outstanding share of preferred stock was converted into 33.9905 shares of common stock, resulting in the issuance of 3,271,415 shares of common stock. (32) The agreement to settle the Company’s class action securities litigation received final court approval in January 2007. The 5.0 million shares of common stock and warrants to purchase ~8.2 million shares of common stock at a strike price of $41.40 (expired January 17, 2017) related to this settlement were issued on September 30, 2009. The 5.0 million common shares are included in the basic outstanding shares. The warrants were not included in the diluted share count prior to 2015 because the strike price had historically been above the market price. In full-year 2016, zero shares related to the warrants were included in the diluted share count due to antidilution based on the stock price. Encompass Health 115